Exhibit 10.25

CTDOCS2:1349920.13

                 RYAN'S FAMILY STEAK HOUSES, INC.




                      Note Purchase Agreement




                   Dated as of January 28, 2000





        $75,000,000 9.02% Senior Notes due January 28, 2008

                         TABLE OF CONTENTS

1. AUTHORIZATION OF NOTES.                                      1
2. SALE AND PURCHASE OF NOTES.                                  1
3. CLOSING.                                                     2
4. CONDITIONS TO CLOSING.                                       2
 4.1. REPRESENTATIONS AND WARRANTIES.                           2
 4.2. PERFORMANCE; NO DEFAULT.                                  2
 4.3. COMPLIANCE CERTIFICATES.                                  2
 4.4. OPINIONS OF COUNSEL.                                      3
 4.5. PURCHASE PERMITTED BY APPLICABLE LAW, ETC.                3
 4.6. SALE OF OTHER NOTES.                                      3
 4.7. PAYMENT OF SPECIAL COUNSEL FEES                           3
 4.8. PRIVATE PLACEMENT NUMBER.                                 3
 4.9. CHANGES IN CORPORATE STRUCTURE.                           4
 4.10. PROCEEDINGS AND DOCUMENTS.                               4
 4.11. SUBSIDIARY GUARANTEE; CONTRIBUTION AGREEMENT.            4
 4.12. INTERCREDITOR AGREEMENT.                                 4
 4.13. PLEDGE AGREEMENT.                                        4
 4.14. CREDIT FACILITY.                                         5
5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY                5
 5.1. ORGANIZATION; POWER AND AUTHORITY.                        5
 5.2. AUTHORIZATION, ETC.                                       5
 5.3. DISCLOSURE.                                               6
 5.4. ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES;
      AFFILIATES.                                               6
 5.5. FINANCIAL STATEMENTS.                                     7
 5.6. COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.             7
 5.7. GOVERNMENTAL AUTHORIZATIONS, ETC.                         8
 5.8. LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.8
 5.9. TAXES.                                                    8
 5.10. TITLE TO PROPERTY; LEASES.                               8
 5.11. LICENSES, PERMITS, ETC.                                  9
 5.12. COMPLIANCE WITH ERISA.                                   9
 5.13. PRIVATE OFFERING BY THE COMPANY.                        10
 5.14. USE OF PROCEEDS; MARGIN REGULATIONS.                    10
 5.15. EXISTING DEBT AND LIENS; FUTURE LIENS.                  11
 5.16. FOREIGN ASSETS CONTROL REGULATIONS, ETC.                11
 5.17. STATUS UNDER CERTAIN STATUTES.                          11
 5.18. ENVIRONMENTAL MATTERS.                                  11
 5.19. COLLATERAL.                                             12
 5.20. YEAR 2000 MATTERS.                                      12
6. REPRESENTATIONS OF THE PURCHASER.                           12
 6.1. PURCHASE FOR INVESTMENT.                                 12
 6.2. SOURCE OF FUNDS                                          13
7. INFORMATION AS TO COMPANY                                   14
 7.1. FINANCIAL AND BUSINESS INFORMATION                       14
 7.2. OFFICER'S/ACCOUNTANT'S CERTIFICATE.                      17
 7.3. INSPECTION.                                              18
8. PREPAYMENT OF THE NOTES                                     19
 8.1. REQUIRED PRINCIPAL PAYMENTS.                             19
 8.2. OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT              19
 8.3. CHANGE IN CONTROL.                                       19
 8.4. ALLOCATION OF PARTIAL PREPAYMENTS.                       21
 8.5. MATURITY; SURRENDER, ETC.                                21
 8.6. NO OTHER OPTIONAL PREPAYMENTS OR PURCHASE OF NOTES.      21
 8.7. MAKE-WHOLE AMOUNT.                                       21
9. AFFIRMATIVE COVENANTS.                                      23
 9.1. COMPLIANCE WITH LAW.                                     23
 9.2. INSURANCE.                                               23
 9.3. MAINTENANCE OF PROPERTIES.                               23
 9.4. PAYMENT OF TAXES AND CLAIMS.                             23
 9.5. CORPORATE EXISTENCE, ETC.                                24
 9.6. COVENANT TO SECURE NOTES EQUALLY.                        24
 9.7 COVENANT RELATING TO ADDITIONAL SUBSIDIARIES.             24
 9.8 OWNERSHIP OF SUBSIDIARY GUARANTORS.                       26
 9.9 PARI PASSU RANKING.                                       26
 9.10 COLLATERAL.                                              27
 9.11 YEAR 2000 COMPLIANT.                                     27
10. NEGATIVE COVENANTS.                                        27
 10.1. CONSOLIDATED NET WORTH.                                 27
 10.2. LEVERAGE RATIO.                                         28
 10.3. PRIORITY DEBT.                                          28
 10.4. FIXED CHARGE COVERAGE RAT IO.                           28
 10.5. RESTRICTED PAYMENTS AND RESTRICTED INVESTMENTS.         28
 10.6. LIENS                                                   28
 10.7. TRANSACTIONS WITH AFFILIATES.                           30
 10.8. MERGER, CONSOLIDATION, SALES OF SUBSTANTIALLY ALL ASSETS. 30
 10.9. SALES OF ASSETS.                                        31
 10.10. NATURE OF BUSINESS.                                    32
 10.11. DIVIDEND AND OTHER PAYMENT RESTRICTIONS
          AFFECTING SUBSIDIARIES.                              32
 10.12. NO RESTRICTION ON AMENDMENTS OR PREPAYMENTS.           33
11. EVENTS OF DEFAULT.                                         33
12. REMEDIES ON DEFAULT, ETC.                                  36
 12.1. ACCELERATION.                                           36
 12.2. OTHER REMEDIES.                                         37
 12.3. RESCISSION.                                             37
 12.4. NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.      38
13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.             38
 13.1. REGISTRATION OF NOTES.                                  38
 13.2. TRANSFER AND EXCHANGE OF NOTES.                         38
 13.3. REPLACEMENT OF NOTES.                                   39
14. PAYMENTS ON NOTES.                                         39
 14.1. PLACE OF PAYMENT.                                       39
 14.2. HOME OFFICE PAYMENT.                                    39
15. EXPENSES, ETC.                                             40
 15.1. TRANSACTION EXPENSES.                                   40
 15.2. SURVIVAL.                                               40
16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.40
17. AMENDMENT AND WAIVER.                                      41
 17.1. REQUIREMENTS.                                           41
 17.2. SOLICITATION OF HOLDERS OF NOTES                        41
 17.3. BINDING EFFECT, ETC.                                    42
 17.4. NOTES HELD BY COMPANY, ETC.                             42
18. NOTICES.                                                   42
19. REPRODUCTION OF DOCUMENTS.                                 43
20. CONFIDENTIAL INFORMATION.                                  43
21. SUBSTITUTION OF PURCHASER.                                 44
22. MISCELLANEOUS.                                             44
 22.1. SUCCESSORS AND ASSIGNS.                                 44
 22.2. PAYMENTS DUE ON NON-BUSINESS DAYS.                      44
 22.3. SEVERABILITY.                                           44
 22.4. CONSTRUCTION.                                           45
 22.5. COUNTERPARTS.                                           45
 22.6. GOVERNING LAW.                                          45
 22.7. GENERAL INTEREST PROVISIONS.                            45
 22.8. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; ETC.     46
 22.9. RIGHT OF SET-OFF.                                       47
 22.10. ACCEPTANCE OF INTERCREDITOR AGREEMENT.                 48
 22.11. FURTHER ASSURANCES.                                    48



SCHEDULE A     Information Relating to Purchasers

SCHEDULE B     Defined Terms

SCHEDULE C     Exclusions from Asset Sales

SCHEDULE D     Payment Instructions at Closing

SCHEDULE 4.9   Changes in Corporate Structure

SCHEDULE 4.11  Initial Subsidiary Guarantors

SCHEDULE 5.3   Disclosure Materials

SCHEDULE 5.4   Subsidiaries  of  the  Company  and  Ownership   of
               Subsidiary Stock

SCHEDULE 5.5   Financial Statements

SCHEDULE 5.8   Certain Litigation

SCHEDULE 5.11  Patents, etc.

SCHEDULE 5.14  Use of Proceeds

SCHEDULE 5.15  Existing Debt and Liens; Future Liens

SCHEDULE 5.20  Year 2000 Readiness Disclosure

EXHIBIT 1      Form of 9.02% Senior Note due January 28, 2008

EXHIBIT 4.4(a)      Form of Opinion of Counsel to the Company

EXHIBIT  4.4(b)       Form of Opinion of Special  Counsel  to  the
Purchasers

EXHIBIT 4.11(a)     Form of Subsidiary Guarantee

EXHIBIT 4.11(b)     Form of Contribution Agreement

EXHIBIT 4.12   Form of Intercreditor Agreement

EXHIBIT 4.13   Form of Pledge Agreement

EXHIBIT 9.7         Form of Joinder Agreement



                 RYAN'S FAMILY STEAK HOUSES, INC.
                       405 Lancaster Avenue
                    Greer, South Carolina 29650

                            $75,000,000
              9.02% Senior Notes due January 28, 2008


                                      Dated as of January 28, 2000


TO EACH OF THE PURCHASERS LISTED IN
   THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

       RYAN'S   FAMILY  STEAK  HOUSES,  INC.,  a  South   Carolina
corporation (the "Company"), agrees with you as follows:

1.   AUTHORIZATION OF NOTES.

      The Company will authorize the issue and sale of $75,000,000 aggregate principal amount of its 9.02% Senior Notes due January 28 2008 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to "Sections" are, unless otherwise specified, to Sections of this Agreement; and references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.   SALE AND PURCHASE OF NOTES.

      Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.   CLOSING.

     The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Bingham Dana LLP, One State Street, Hartford, Connecticut 06103, at 10:00 a.m., Hartford time, at a closing (the "Closing") on January 28, 2000. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to the account number specified in Schedule D attached hereto. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in
Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such non-fulfillment

4.   CONDITIONS TO CLOSING.

      Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

     4.1. Representations and Warranties.

      The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

     4.2. Performance; No Default.

      The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Section 10 applied since such date.

     4.3. Compliance Certificates.

          (a) Company Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

          (b) Company Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the other Financing Documents to which the Company is a party.

          (c) Subsidary Guarantor Secretary's Certificate. Each Subsidiary Guarantor shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Financing Documents to which such Subsidiary Guarantor is a party.

     4.4. Opinions of Counsel.

     You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Wyche, Burgess, Freeman & Parham, P.A., counsel for the Company, substantially in the form set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Bingham Dana LLP, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

     4.5. Purchase Permitted By Applicable Law, etc.

     On  the  date  of  the Closing your purchase of  Notes  shall
(a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as
Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

     4.6. Sale of Other Notes.

     Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

     4.7. Payment of Special Counsel Fees

     Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of your special counsel referred to in
Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

     4.8. Private Placement Number.

      A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

     4.9. Changes in Corporate Structure.

      Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

     4.10.     Proceedings and Documents.

     All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

     4.11 Subsidiary Guarantee; Contribution Agreement.

          (a) Subsidiary Guarantee. Each of the Subsidiaries specified in Schedule 4.11 (collectively, together with each other Subsidiary that shall from time to time become a party to the Subsidiary Guarantee and their respective successors and assigns, the "Subsidiary Guarantors"), which Subsidiaries include all of the Domestic Subsidiaries existing on the date of Closing and each other Subsidiary, if any, required by the terms of the Credit Facility to Guaranty the obligations arising under the Credit Facility, shall have executed and delivered a subsidiary guarantee agreement in the form set forth in Exhibit 4.11(a) (as may be amended, supplemented, restated or otherwise modified from time to time, and collectively with any subsidiary guarantee agreement executed pursuant to Section 9.7, the "Subsidiary Guarantee").

          (b) Contribution Agreement. The Company and each Subsidiary Guarantor shall have executed and delivered a contribution agreement in the form set forth in
     Exhibit 4.11(b) (as may be amended, supplemented, restated or otherwise modified from time to time, and collectively with any contribution agreement executed pursuant to Section 9.7, the "Contribution Agreement").

     4.12.     Intercreditor Agreement.

     An intercreditor and collateral agency agreement substantially in the form of Exhibit 4.12 (as amended, supplemented, restated or otherwise modified from time to time, the "Intercreditor Agreement") shall have been duly executed and delivered by the Purchasers, the Collateral Agent and Bank of America,, N.A., as administrative agent for the Lenders, and acknowledged and agreed to by the Company and the Subsidiary Guarantors, and a copy thereof evidencing such due execution and delivery shall be delivered to you.

     4.13.     Pledge Agreement.

     You shall have received a copy, certified as true and correct by the Company, of a pledge agreement, dated as of the date hereof, among the Company, the Subsidiary Guarantors and the Collateral Agent, substantially in the form of Exhibit 4.13, duly executed and delivered by each of the parties thereto. All stock certificates, if any, and undated stock powers executed in blank required to be executed (in the case of such stock powers) and delivered to the Collateral Agent by the Company in accordance with the terms of such pledge agreement on the date of Closing shall have been so executed and delivered, and the Company shall provide you with copies thereof, certified as true and correct by the Company.

     4.14.     Credit Facility.

     The Company shall have delivered to you a fully executed copy of the Credit Facility, including all exhibits thereto, as in effect on the date of Closing, certified as true, complete and correct by a Responsible Officer of the Company, and such agreement and exhibits shall be in form and substance reasonably satisfactory to you.

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to you that:

     5.1. Organization; Power and Authority.

     Each of the Company and its Subsidiaries

          (a) is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and

          (b) (i) is duly qualified as a foreign corporation and is in good standing, or (ii) has made all filings necessary to become so qualified and be in good standing, in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Each of the Company and its Subsidiaries has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Documents to which it is a party and to perform the provisions thereof.

     5.2. Authorization, etc.

          (a) The Company. The Financing Documents to which the Company is a party have been duly authorized by all necessary corporate action on the part of the Company, and such Financing Documents constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
     (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b) The Subsidiary Guarantors. The Financing Documents to which each Subsidiary Guarantor is a party have been duly authorized by all necessary corporate action on the part of each such Subsidiary Guarantor, and such Financing Documents constitute legal, valid and binding obligations of each such Subsidiary Guarantor, enforceable against each such Subsidiary Guarantor in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5.3. Disclosure.

     The Company, through its agent, Wachovia Securities, Inc., has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated November 1999 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 30, 1998 there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

     5.4. Organization and Ownership of Shares of Subsidiaries;
Affiliates.

          (a) Subsidiaries and Affiliates. Schedule 5.4 contains (except as noted therein) complete and correct lists: (i) of the Company's Subsidiaries, showing, as to each Subsidiary,
     (A) the correct name thereof, (B) the jurisdiction of its organization, (C) the number and percentage of shares of each class of its Capital Stock or similar equity interests outstanding owned (directly or indirectly) by the Company and each other Subsidiary, and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto, (D) whether such Subsidiary is a Domestic Subsidiary or Foreign Subsidiary and (E) whether such
     Subsidiary is a Material Subsidiary; (ii) of the Company's Affiliates, other than Subsidiaries; and (iii) of the Company's directors and senior officers.

          (b) Capital Stock. All of the outstanding shares of Capital Stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien (except for Liens permitted by
     Section 10.6(i)). The Subsidiaries listed on Schedule 4.11 are the only Domestic Subsidiaries as of the date of Closing, and no Foreign Subsidiaries exist as of the date of Closing.

          (c) No Payment Limitations. No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the documents evidencing the Credit Facility and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of Capital Stock or similar equity interests of such Subsidiary.

     5.5. Financial Statements.

     The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on
Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

     5.6. Compliance with Laws, Other Instruments, etc.

     The execution, delivery and performance by the Company and its Subsidiaries of the Financing Documents to which each such Person is a party will not

            (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected,

            (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or

          (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

     5.7. Governmental Authorizations, etc.

      No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company or any Subsidiary of the Financing Documents to which it is a party.

     5.8. Litigation; Observance of Agreements, Statutes and
Orders.

          (a) Litigation. Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (b) Defaults and Violations. Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     5.9. Taxes.

      The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been audited by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 29, 1993.

     5.10.     Title to Property; Leases.

      The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

     5.11.     Licenses, Permits, etc.

     Except as disclosed in Schedule 5.11:

          (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

          (b) no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

          (c) there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

     5.12.     Compliance with ERISA.

          (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to
     Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

          (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities, in the case of any single Plan, and in the aggregate for all Plans, by more than $3,000,000. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

          (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

          (d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

          (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to
     (i) the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you and (ii) the assumption, made solely for the purpose of making such representation, that Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925) with respect to prohibited transactions remains valid in the circumstances of the transactions contemplated herein.

     5.13.     Private Offering by the Company.

      Neither the Company nor any Person acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 75 other Institutional Investors (as defined in paragraph (c) of the definition of such term), each of which has been offered the Notes at a private sale for investment. Neither the Company nor any Person acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

     5.14.     Use of Proceeds; Margin Regulations.

      The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

     5.15.     Existing Debt and Liens; Future Liens.

          (a) Existing Debt and Liens. Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of the date hereof (indicating as to any such Debt the collateral, if any, securing such Debt). Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

          (b) Future Liens. Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6.

     5.16.     Foreign Assets Control Regulations, etc.

      Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     5.17.     Status under Certain Statutes.

      Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts, as amended, or the Federal Power Act, as amended.

     5.18.     Environmental Matters.

      Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing:

          (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

          (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

          (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

     5.19.     Collateral.

     The Pledge Agreement creates (upon delivery of the Collateral to the Collateral Agent) a valid and perfected first priority Lien in and to the Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, subject to no Liens, except to the extent permitted by Section 10.6. All certificates and documents constituting Collateral have been delivered to the Collateral Agent, together with all related undated blank stock powers.

     5.20.     Year 2000 Matters.

      In accordance with section 7(b) of the Year 2000 Information and Readiness Disclosure Act, 15 USC 1, the Company designates the statement made in Schedule 5.20 as its "Year 2000 Readiness Disclosure." The Company has complied in all material respects with the disclosure requirements of Interpretation: Disclosure of Year 2000 Issues and Consequences by Public Companies, Investment Advisors, Investment Companies and Municipal Securities Issuers, SEC Concept Release Nos. 33-7558; 34-40277; IA-1738; International Series No. 1149 (http://www.sec.gov/rules/concept/33-7558.htm).

6.   REPRESENTATIONS OF THE PURCHASER.

     6.1. Purchase for Investment.

      You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. You represent that you (or any advisor on your behalf) are experienced in evaluating and investing in companies such as the Company, have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of your investment and have the ability to bear the economic risks of your investment. You further represent that you are a "qualified institutional buyer" as such term is defined in Rule 144A promulgated under the Securities Act.

     6.2. Source of Funds

     You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

          (a) General Account -- the Source is an "insurance company general account" as defined in Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 and in respect thereof you represent that there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the Code, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the National Association of Insurance Commissioners' Annual Statement filed with your state of domicile;

          (b)  Separate Account -- the Source is either

               (i) an insurance company pooled separate account, within the meaning of PTE 90-1, or

               (ii) a bank collective investment fund, within the meaning of the PTE 91-38,

     and, except as you have disclosed to the Company in writing pursuant to this Section 6.2(b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund;

          (c) QPAM -- the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) in respect of which each of the following is true:

               (i)    such  investment  fund  is  managed   by   a
          "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption),

               (ii) no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate
          (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM,

               (iii) the conditions of Part I(c) and Part I(g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company, and

               (iv) (A)  the identity of such QPAM, and

                    (B) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this Section 6.2(c);

          (d)    Government  Plan,  etc.  --  the  Source   is   a
     governmental plan;

          (e) Identified Plans -- the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this Section 6.2(e); or

          (f) Exempt Plans -- the Source does not include the assets of any employee benefit plan that is subject to Title I of ERISA or any "plan" which is subject to Section 4975 of the Code.

As  used  in this Section 6.2, the terms "employee benefit  plan",
"governmental  plan"  and  "separate  account"  shall   have   the
respective meanings assigned to such terms in section 3 of ERISA.

7.   INFORMATION AS TO COMPANY

     7.1. Financial and Business Information

      The Company shall deliver to each holder of Notes that is an Institutional Investor:

          (a) Quarterly Statements -- within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), copies of,

               (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, setting forth in comparative form the figures for the previous fiscal year-end, and

               (ii) consolidated statements of earnings and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

          (b) Annual Statements -- within 90 days after the end of each fiscal year of the Company, copies of,

               (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

               (ii) consolidated statements of earnings and cash flows of the Company and its Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state
     that  such  financial  statements  present  fairly,  in   all
     material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit
     provides  a  reasonable  basis  for  such  opinion   in   the
     circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and
     Exchange   Commission,   together   with   the   accountant's
     certificate described in Section 7.2(b), shall be deemed to satisfy the requirements of this Section 7.1(b);

          (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and
     (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

          (d) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

               (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

               (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

               (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

          (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

          (g) Actions, Proceedings - promptly after a Responsible Officer becomes aware of the commencement thereof, notice of any action or proceeding relating to the Company or any Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

          (h) Management Reports -- promptly upon receipt thereof, a copy of each report (including, without limitation, management letters) submitted to the Company or any Subsidiary by independent accountants in connection with any annual audit made by them of the books of the Company or any Subsidiary or special audit by them of the books of the Company;

          (i) Amendments to Credit Facility -- promptly, copies of any amendments, modifications or supplements to any agreement or instrument evidencing any obligation of the Company in respect of the Credit Facility;

          (j) Annual Business Plan and Budgets -- at least 30 days prior to the end of each fiscal year of the Company (or at Closing in the case of the fiscal year ending December 29,
     1999), beginning with the fiscal year ending December 29, 1999, a projected profit and loss statement of the Obligors and their Subsidiaries on a consolidated basis for the next fiscal year;

          (k) Information Provided to Lenders - at any time during the existence of any "Default" or "Event of Default" under and as defined in the Credit Facility or during the existence of any Default or Event of Default, promptly upon their becoming available, copies of any statement, report, notice or certificate furnished to the Lenders or any agent for the Lenders under the Credit Facility, to the extent that the information contained therein has not already been delivered to each holder of Notes; and

          (l) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes, including, without limitation, any information regarding the Company required to satisfy the requirements of 17 C.F.R. 230.144A, as amended from time to time, in connection with any contemplated transfer of the Notes.

     7.2. Officer's/Accountant's Certificate.

          (a) Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

               (i) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.1 through 10.6, inclusive, and Section 10.9, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

               (ii) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of  the  quarterly  or  annual  period  covered  by  the
          statements  then  being furnished to  the  date  of  the
          certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto; and

               (iii) Subsidiaries - a list of all of the Company's Subsidiaries on the date of such financial statements, specifying as to each whether it is (A) a Domestic Subsidiary or Foreign Subsidiary and (B) a Material Subsidiary.

          (b) Accountant's Certificate. Together with each delivery of financial statements required by Section 7.1(b), the Company will deliver to each holder of Notes a certificate of the accountants preparing such statements stating that, in making the audit necessary for their report on such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone for any failure to obtain knowledge of any Event of Default or Default unless such accountants (i) should have obtained knowledge thereof in the course of an audit conducted in accordance with generally accepted auditing standards or (ii) did not conduct such an audit.

     7.3. Inspection.

      The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

          (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its
     Subsidiaries  with  the  Company's officers,  and  (with  the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times as may be reasonably requested in writing (but in any event no more frequently than once per fiscal quarter); and

          (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.   PREPAYMENT OF THE NOTES

     8.1. Required Principal Payments.

      Until the Notes are paid in full, the Company shall apply to the payment of the Notes, at par and without payment of the Make-Whole Amount, the sum of $18,750,000 (or such lesser principal amount of the Notes as shall then be outstanding) on January 29 in each of the years 2005, 2006, 2007 and 2008, together with interest accrued thereon to the date of payment; provided that upon any partial payment of the Notes pursuant to Section 8.2 the principal amount of each required payment of the Notes becoming due under this Section 8.1 on and after the date of such payment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such payment.

     8.2. Optional Prepayments with Make-Whole Amount

      The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     8.3. Change in Control.

          (a) Notice of Change in Control or Control Event. The Company will, prior to the occurrence of any Change in Control or Control Event, if possible, but in no event later than the date of such occurrence, give written notice of such Change in Control or Control Event (including a description of the terms thereof in sufficient detail to enable a holder of Notes to evaluate the merits thereof) to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to Section 8.3(b). If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in Section 8.3(c) and shall be accompanied by the certificate described in Section 8.3(f).

          (b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless at least 30 days prior to such action it shall have given to each holder of Notes written notice (including a description of the terms of such Change in Control in sufficient detail to enable a holder of Notes to evaluate the merits thereof) containing and constituting an offer to prepay Notes as described in Section 8.3(c), accompanied by the certificate described in Section 8.3(f).

          (c) Offer to Prepay Notes. The offer to prepay Notes contemplated by Section 8.3(a) and Section 8.3(b) shall be an offer to prepay, in accordance with and subject to this
     Section 8.3, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on the date of the Change in Control referred to in such Sections or on any other day within 60 days thereafter.

          (d) Acceptance. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Company at any time within 60 days following the later of (x) consummation of a Change in Control or (y) such holder's receipt of the Company's notice thereof. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3 shall be deemed to constitute an acceptance of such offer by such holder on such 60th day.

          (e) Prepayment. Prepayment of the Notes of any holder to be prepaid pursuant to this Section 8.3 shall be at 101% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment. The prepayment shall be made on the date the Company receives notice of acceptance of its prepayment offer from such holder.

          (f) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying:

               (i) the expected date of consummation of the Change in Control;

               (ii)  that  such  offer is made  pursuant  to  this
          Section 8.3;

               (iii) the principal amount of each Note offered to be prepaid;

               (iv) the last date upon which the offer can be accepted or rejected, and setting forth the consequences of failing to provide an acceptance or rejection, as provided in Section 8.3(d);

               (v) that such prepayment shall be at 101% of the principal amount of such Notes being prepaid, setting forth the details of such computation;

               (vi)  the  interest that would be due on each  Note
          offered   to  be  prepaid,  accrued  to  the   date   of
          prepayment;

               (vii) that the conditions of this Section 8.3 have been fulfilled; and

                (viii) in reasonable detail, the nature and date or proposed date of the Change in Control.

     8.4. Allocation of Partial Prepayments.

     In the case of each required payment of the Notes pursuant to
Section 8.1 and in the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be paid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for payment.

     8.5. Maturity; Surrender, etc.

      In  the  case of each prepayment of Notes pursuant  to  this
Section 8 (except as provided in Section 8.3(f)), the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     8.6. No Other Optional Prepayments or Purchase of Notes.

      The Company will not and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this
Section 8. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Section 8 and no Notes may be issued in substitution or exchange for any such Notes.

     8.7. Make-Whole Amount.

     The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

           "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to
     Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

           "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

           "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (a) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the
     Settlement Date with respect to such Called Principal, on page 678 of Bridge Telerate (or, if not available, any other nationally recognized trading screen reporting on-line intra-day trading in United States government securities) for ac tively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (x) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (y) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and
     (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

           "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by
     (ii) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

           "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to
     Section 8.2 or Section 12.1.

           "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called
     Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.   AFFIRMATIVE COVENANTS.

      The Company covenants that so long as any of the Notes are outstanding:

     9.1. Compliance with Law.

      The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     9.2. Insurance.

      The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, coinsurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     9.3. Maintenance of Properties.

      The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     9.4. Payment of Taxes and Claims.

      The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     9.5. Corporate Existence, etc.

      Subject to Sections 10.8 and 10.9, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.8 and 10.9, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

     9.6. Covenant to Secure Notes Equally.

      The Company covenants that, if it or any Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of Section 10.6 (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to Section 17.1), it will make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured so long as any such other Debt shall be so secured. However, the compliance by the Company with this Section 9.6 shall not constitute a waiver of, or cure for, any violation of
Section 10.6.

     9.7  Covenant Relating to Additional Subsidiaries.
     At the time any Person becomes a Subsidiary of an Obligor, the Company shall so notify the holders of the Notes and promptly thereafter (but in any event within 30 days after the date thereof) shall cause such Person to:

          (a)  if it is a Domestic Subsidiary, become a party to

               (i)  the  Subsidiary Guarantee,  by  executing  and
          delivering   a   subsidiary   guarantee   agreement   in
          substantially the form of Exhibit 4.11(a), and

                 (ii) the Contribution Agreement, by executing a contribution agreement in substantially the form of
          Exhibit 4.11(b);

          (b) cause all of the Capital Stock of such Person (if it is a Domestic Subsidiary) or 65% of the Capital Stock of such Person (if it is a First Tier Foreign Subsidiary) to be delivered to the Collateral Agent (together with undated stock powers signed in blank) and pledged to the Collateral Agent pursuant to a joinder to the existing Pledge Agreement in substantially the form of Exhibit 9.7;

          (c) if such Person is a Domestic Subsidiary and has any Subsidiaries,

               (i) deliver all of the Capital Stock of such Domestic Subsidiaries owned by it and 65% of the Capital Stock of the First Tier Foreign Subsidiaries owned by it (together with undated stock powers signed in blank) to the Collateral Agent, and

               (ii) execute a joinder to the existing Pledge Agreement in substantially the form of Exhibit 9.7;

          (d) deliver such other documentation as the Collateral Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate, UCC-1 financing statements, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Collateral Agent;

          (e) provide to the Collateral Agent, if applicable, a new Schedule 2(a) to the appropriate Pledge Agreement which shall reflect the pledge of the Capital Stock of such new Subsidiary; and

          (f)   provide to the holders of the Notes a new Schedule
     5.4 which shall reflect the information regarding such new Subsidiary required by Section 5.4.

Notwithstanding the foregoing, so long as no Default or Event of Default shall then exist, and

          (A) all of the obligations of the Company and its Subsidiaries in respect of the Credit Facility, together with any and all extensions, renewals or refundings of any such obligations, shall have been indefeasibly satisfied in full in cash, or

          (B)  the holders of all such obligations have released

               (i) any and all of the Collateral from the Lien of any Pledge Agreement and

               (ii) any and all Guaranties of such obligations given by any Subsidiary,

in a manner and pursuant to documentation which, in the reasonable opinion of the holders of all of the Notes, fully releases such Collateral as security for all such obligations and fully releases all such Guaranties, then (subject to the next succeeding sentence) each of the holders of the Notes shall thereupon release such Collateral from the Lien of such Pledge Agreement and such Guaranties so long as no holder of any Debt of the Company or its Subsidiaries shall have been, or shall at any time be,

          (x) given a pledge of or granted a security interest in any Capital Stock of a Subsidiary, or

          (y)  given a Guaranty of such Debt by any Subsidiary.

If at any time after such releases, any holder of Debt of the Company or its Subsidiaries shall be,

          (1) given a pledge of or granted a security interest in any Capital Stock of a Subsidiary, or

          (2)  given a Guaranty of such Debt by any Subsidiary,

then

          (Y) in the case of clause (1) above, the pledgor or grantor with respect to such Capital Stock shall contemporaneously execute and deliver, to each of the holders of the Notes, a pledge agreement, joinder agreement or amendment to a Pledge Agreement, and take all further action (including, without limitation, delivery of stock certificates, if any, and undated stock powers executed in blank) that is necessary or that otherwise may be reasonably requested by the Required Holders, in order to grant to or for the equal and ratable benefit of the holders of the Notes and such holder or holders of Debt (subject to intercreditor terms among such parties that shall be no less favorable to the holders of the Notes than the Intercreditor Agreement), a perfected security interest in all such Stock pledged by such Person, together with a certificate of such Person's Secretary or another responsible officer, and an opinion of counsel to such Person, regarding the authorization, execution and delivery of such documents and instruments, and their enforceability, which certificate and opinion shall be reasonably satisfactory in all respects to the Required Holders, and

          (Z) in the case of clause (2) above, such Subsidiary shall contemporaneously execute and deliver, to each of the holders of the Notes, a duly authorized Subsidiary Guarantee substantially in the form of Exhibit 4.11(a), a certificate of such Subsidiary's secretary or another responsible officer certifying such Subsidiary's constitutive documents and relevant resolutions, and an opinion of counsel to such Person regarding the authorization, execution and delivery of such Subsidiary Guarantee, and its enforceability, which opinion shall be satisfactory in all respects to the Required Holders.

     9.8  Ownership of Subsidiary Guarantors.

      The Company shall maintain, directly or indirectly, its percentage of ownership existing as of the date hereof of all Material Subsidiaries that are parties to the Subsidiary Guarantee on the date of Closing. The Company shall not decrease its collective direct or indirect ownership percentage in each Material Subsidiary that becomes a party to the Subsidiary Guarantee after the date of Closing, as such ownership exists at the time such Subsidiary becomes such a party; provided, however, that this Section 9.8 shall not prohibit any of the transactions described in paragraphs (a) or (b) of Section 10.8.

     9.9  Pari Passu Ranking.

      To the extent that proceeds from the Collateral would not at any time be sufficient to satisfy in full all obligations owing in respect of the Notes and the Subsidiary Guarantee at such time, the portion of such obligations which would not be so satisfied shall rank pari passu, without preference or priority, with all other outstanding, unsecured, unsubordinated obligations of the Company and the Subsidiary Guarantors (as the case may be), present and future, that have not been accorded by law preferential rights. Without limitation of the foregoing, all obligations of the Company and the Subsidiaries owing in respect of this Agreement, the Notes and the Subsidiary Guarantee shall rank pari passu, without preference or priority, with all obligations of the Company and the Subsidiaries owing in respect of the Credit Facility and all Guaranties of such obligations executed by any Subsidiaries in connection therewith.

     9.10 Collateral.

          (a) If, subsequent to the date of Closing, an Obligor shall acquire any Capital Stock required to be delivered to the Collateral Agent as Collateral hereunder or under any of the Collateral Documents, the Company shall immediately notify the holders of the Notes and the Collateral Agent of same.

          (b) Each Obligor shall (within 30 days of such request) take such action, as reasonably requested by the Collateral Agent and at its own expense, to ensure that the Secured Parties have a perfected Lien in all Collateral of the Credit Parties as set forth in the Pledge Agreement (whether now owned or hereafter acquired), subject only to Liens permitted under Section 10.6. Such actions to be required by the Collateral Agent may include, but are not limited to, delivery of Capital Stock, stock powers or other appropriate assignments in blank, UCC financing statements and legal opinions with respect thereto, which shall be satisfactory in all respects to the Required Holders.

     9.11 Year 2000 Compliant.

      The internal computing systems of the Company and its Subsidiaries, and, to the extent the Company and its Subsidiaries would be materially and adversely affected thereby, the internal computing systems of their respective customers and suppliers, will be Year 2000 Compliant as of January 1, 2000, and to the Company's knowledge the advent of the year 2000 and its impact on such computing systems will not have a Material Adverse Effect.

10.  NEGATIVE COVENANTS.

      The Company covenants that so long as any of the Notes are outstanding:

     10.1.     Consolidated Net Worth.

     The Company will not, at any time, permit Consolidated Net Worth to be less than the sum of:

          (a)  $213,000,000; plus

          (b) for each fiscal quarter of the Company ended at or prior to such time, beginning with the fiscal quarter ending September 29, 1999, the greater of

               (i)  50% of Net Income, and

               (ii) Zero dollars; plus

           (c) an amount equal to 100% of the proceeds from any Equity Issuance.

     10.2.     Leverage Ratio.

      The Company shall not permit the Leverage Ratio, determined as of the last day of any fiscal quarter of the Company ending in either period specified below, to be greater than the ratio set forth below opposite such period:

                   Period                  Maximum Ratio
     Closing Date through December  31,     2.75 to 1.00
     2002
     January  1, 2003 and at all  times     2.50 to 1.00
     thereafter

     10.3.     Priority Debt.

      The Company shall not, as of the end of each fiscal quarter, permit the aggregate outstanding amount of Priority Debt to exceed 15% of Consolidated Net Worth at such time.

     10.4.     Fixed Charge Coverage Ratio.

     The Company shall not permit the Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Company, to be less than 2.25 to 1.00.

     10.5.     Restricted Payments and Restricted Investments.

     The Company will not, and will not permit any of its Subsidiaries to, declare, make or incur any liability to declare or make any Restricted Payment or any Restricted Investment unless, immediately prior, and immediately after giving effect, to the making of such Restricted Payment or Restricted Investment, no Default or Event of Default would exist and, with respect to Restricted Payments, immediately after giving effect to such action, the aggregate amount of such Restricted Payments of the Company and its Subsidiaries declared or made during the period commencing on January 1, 2000, and ending on the date such Restricted Payment is declared or made, inclusive, would not exceed the sum of

          (a)  $55,000,000, plus

          (b) 50% of Net Income for such period (or minus 100% of Net Income for such period if Net Income for such period is a loss), plus

          (c) the aggregate amount of net proceeds arising from sales of the Company's Capital Stock during such period.

     10.6.     Liens

      The Company shall not, and shall not permit any Subsidiary to, create, assume or suffer to exist (upon the happening of a contingency or otherwise) any Lien upon any of its respective property or assets, whether now owned or hereafter acquired, except:

          (a) Liens existing on the date of the Closing and described on Schedule 5.15 securing Debt outstanding at Closing in an aggregate principal or face amount not exceeding $800,000;

          (b) Liens for taxes, assessments or other governmental charges the payment of which is not at the time required by
     Section 9.4;

          (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by Section 9.4;

          (d) any Lien existing on any fixed asset of any Person at the time such Person is acquired by the Company or a Subsidiary or is merged or consolidated with or into the Company or a Subsidiary and, in each case, not created in contemplation of such event;

          (e) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of fixed assets (or any improvement thereon) acquired or constructed by the Company or a Subsidiary after the date of the Closing, provided that:

               (i) any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon, or the proceeds thereof),

               (ii) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the cost to the Company or such Subsidiary of the property (or improvement thereon) so acquired or constructed, and

               (iii) any such Lien shall attach or be created contemporaneously with, or within 180 days after, the acquisition or construction of such property; provided, however, that, in the case of the construction of improvements on real property, the real property upon which such construction is located may be owned for more than 180 days prior to the attachment of such Lien;

          (f) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of the property of the Company and its Subsidiaries taken as a whole;

          (g) Liens on property or assets of the Company or any of its Subsidiaries securing Debt owing to the Company or to another Subsidiary;

          (h) any interest or title of a lessor under, and Liens arising from Uniform Commercial Code financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, Operating Leases not prohibited by this Agreement;

          (i) Liens consisting solely of the pledge by the Company and its Subsidiaries of the Capital Stock of the Subsidiaries of the Company (and proceeds thereof) to secure the Obligations (as defined in the Intercreditor Agreement);

          (j) Liens not otherwise permitted by clauses (a) through (i) of this Section, provided that, immediately after, and immediately after giving effect to, the incurrence of any Debt secured by any such Lien, Priority Debt will not exceed 15% of Consolidated Net Worth; and

          (k) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt that is permitted to be incurred hereunder secured by any Lien permitted by clauses
     (a), (d), (e) and (j) of this Section, provided that (i) the principal amount of Debt secured by such Lien immediately prior to such refinancing, extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any additional property, and (iii) immediately after giving effect to such refinancing, extension, renewal or refunding, no Default or Event of Default would exist.

A violation of this Section 10.6 will constitute an Event of Default, whether or not any provision is made for an equal and ratable Lien pursuant to Section 9.6.

     10.7.     Transactions with Affiliates.

      The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than such transactions between or among the Company or any Wholly-Owned Subsidiary or between or among Wholly-Owned Subsidiaries), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

     10.8.     Merger, Consolidation, Sales of Substantially All
Assets.

      The Company shall not, and shall not permit any Subsidiary to, merge, consolidate or exchange shares with any other Person or sell, assign, convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, except that:

          (a) any Subsidiary may merge or consolidate with and into the Company or with a Wholly-Owned Subsidiary;

          (b)    a   Subsidiary  may  sell  or  transfer  all   or
     substantially all of its assets to the Company or to a Wholly-Owned Subsidiary;

          (c) the Company may sell or transfer substantially all of its assets to one or more Wholly-Owned Subsidiaries that are Subsidiary Guarantors which, substantially concurrently with such sale or transfer, comply with, or are then in compliance with, the provisions of Section 9.7 hereof, provided that no such Wholly-Owned Subsidiaries need be Subsidiary Guarantors if, as contemplated by Section 9.7 hereof, no Subsidiary is a Subsidiary Guarantor;

          (d) the Company and any Subsidiary may sell inventory in the ordinary course of business; and

          (e) the Company may merge or consolidate with any other corporation, or sell, assign, convey, transfer or lease all or substantially all of the assets of the Company, so long as:

               (i) the surviving corporation (or the corporation to which such sale, assignment, transfer, conveyance or lease is made (the "transferee")) shall be the Company or another corporation organized under the laws of the United States or a State thereof or the District of Columbia;

               (ii) the surviving (or transferee) corporation  (if
          not the Company) shall assume the due and punctual performance and observance of the obligations of the Company under this Agreement, the Notes and the other Financing Documents pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders, and the Company shall have caused to be delivered to each holder of Notes an opinion of nationally recognized counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

               (iii) immediately after giving effect to such merger, consolidation or sale or transfer of assets, no Default or Event of Default shall have occurred or exist.

     10.9.     Sales of Assets.

      The Company shall not, and shall not permit any of its Subsidiaries to, engage in Asset Sales unless:

          (a) in the case of any Asset Sale having a Disposition Value of $10,000,000 or more, the Board of Directors of the Company or such Subsidiary (or the executive committee thereof), as the case may be, shall have, in good faith (i) determined that the Asset Sale is in the best interest of the Company or such Subsidiary, (ii) determined that the consideration to be received in connection with such Asset Sale is satisfactory and adequate and (iii) otherwise approved such Asset Sale;

          (b) the Company or such Subsidiary, as the case may be, receives consideration at the time of any such Asset Sale at least equal to the Fair Market Value of the assets sold or otherwise disposed of;

          (c) in the case of an Asset Sale constituting the sale of Equity Interests of a Subsidiary (or Subsidiary thereof):
     (i) all Equity Interests of such Subsidiary (or Subsidiary thereof) then owned by the Company and its Subsidiaries shall be sold or otherwise disposed of simultaneously and (ii) the Subsidiary (or Subsidiary thereof) that is sold or disposed of shall not own or hold any Equity Interests or Debt of the Company or any other Subsidiary that is not also then being simultaneously sold or disposed of;

          (d) the Asset Sale does not constitute the sale of a Substantial Amount of the assets of the Company and its Subsidiaries; and

          (e) immediately before and immediately after giving effect to such Asset Sale, no Default or Event of Default shall exist.

Notwithstanding the foregoing, the Company and any Subsidiary may engage in Asset Sales constituting the sale of a Substantial Amount of the Assets of the Company and its Subsidiaries so long as (i) the requirements set forth in clauses (a) through (c) and clause (e) above are satisfied, (ii) at least 80% of the consideration therefor received by the Company or such Subsidiary is in cash, and (iii) within 365 days after the receipt by the Company or such Subsidiary of any Net Proceeds from such Asset Sale, the Company shall apply, or shall cause such Subsidiary to apply, the amount of such Net Proceeds in excess of the amount constituting a Substantial Amount, to the acquisition of a controlling interest in another business, the making of a capital expenditure or the acquisition of other long-term assets, in each case, in the same or a similar line of business as the Company was engaged in on the date of such Asset Sale.

     10.10.    Nature of Business.

      The Company will not, and will not permit any of its Subsidiaries to, engage in any business if, as a result, when taken as a whole, the general nature of the business then engaged in by the Company and its Subsidiaries would be substantially changed from the operation of restaurants.

      10.11.     Dividend and Other Payment Restrictions Affecting
Subsidiaries.

      The Company shall not permit any of its Subsidiaries to create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to
(x)(i) pay dividends or make any other distributions to the Company or any of its Subsidiaries with respect to, or on account of, its Equity Interests or (ii) pay any Debt owed to the Company or any of its Subsidiaries, (y) make loans or advances to the Company or any of its Subsidiaries or (z) transfer or encumber any of its properties or assets to the Company or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of:

          (a) agreements evidencing Debt as in effect on the date of the Closing and described on Schedule 5.15 hereof (including, without limitation, the documents evidencing the Credit Facility) and any agreement which evidences any renewal, extension, substitution or refinancing of such Debt so long as the provisions relating to such encumbrance or restriction contained in any such agreement are no more restrictive or onerous to the Company or such Subsidiary than such provisions as in existence prior to such renewal, extension, substitution or refinancing,

          (b) agreements evidencing Priority Debt of Subsidiaries permitted to be incurred under this Agreement that impose restrictions of the nature described in clause (z) above (but not of the type or nature described in clauses (x) or (y) above),

          (c)  applicable law,

          (d)    customary  non-assignment  provisions  in  leases
     entered   into  in  the  ordinary  course  of  business   and
     consistent with past practices,

          (e) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (z) above on the property so acquired, and

          (f) an agreement that has been entered into for the sale or disposition of the Equity Interests or property or assets of a Subsidiary that is permitted by Section 10.8 or 10.9.

     10.12.    No Restriction on Amendments or Prepayments.

          (a) Amendments. The Company shall not enter into, or otherwise be or become a party to or obligated under, any agreement, document or instrument that includes any covenant or other provision that requires or would require, as a condition to the amendment or waiver of any term or provision of this Agreement, the approval or consent of any creditor of the Company (or of any agent or trustee acting on such creditor's behalf).

          (b) Prepayments. The Company shall not enter into, or otherwise be or become a party to or obligated under, any agreement, document or instrument that includes any covenant or other provision that requires or would require, as a condition to the making of any required or optional payment or prepayment of the Notes pursuant to any of the terms and provisions of Section 8, the approval or consent of any creditor of the Company (or of any agent or trustee acting on such creditor's behalf).

11.  EVENTS OF DEFAULT.

      An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) Principal or Make-Whole Amount -- the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) Interest Payment -- the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

          (c) Specified Covenants -- the Company defaults in the performance of or compliance with any term contained in
     Section 10 or Section 7.1(d); or

          (d) Other Covenants -- the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

          (e) Warranties and Representations -- any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f)  Cross-Default -

               (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or

               (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or

               (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests),

                    (A) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000, or

                    (B)   one  or more Persons have the  right  to
               require  the  Company  or  any  Subsidiary  so   to
               purchase or repay such Indebtedness,

          except for the purchase or repayment of Indebtedness outstanding under the Credit Facility from time to time to the extent required by Section 3.4(b) thereof as in effect on the date of the Closing; or

          (g) Insolvency -- the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

          (h)    Appointment  of  a  Receiver  --   a   court   or
     governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

          (i) Final Judgment -- a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal or review, or are not discharged within 60 days after the expiration of such stay; or

          (j) ERISA -- if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $3,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect (as used in this Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA); or

          (k) Subsidiary Guarantee -- (i) the Subsidiary Guarantee shall cease to be in full force and effect or shall be declared by a court or Governmental Authority of competent jurisdiction to be void, voidable or unenforceable against any Subsidiary party thereto, or (ii) the validity or enforceability of the Subsidiary Guarantee shall be contested by the Company or any Subsidiary or Affiliate thereof, or
     (iii) the Company, or any Subsidiary or Affiliate thereof, shall deny that any Subsidiary has any further liability or obligation under the Subsidiary Guarantee; or

          (l) Other Financing Documents -- (i) the Company, any Subsidiary Guarantor, or any pledgor under the Pledge Agreement, shall default in the due performance or observance of any term, covenant or agreement in any one or more of the Subsidiary Guarantee, the Contribution Agreement, the Intercreditor Agreement and the Pledge Agreement, as the case may be (subject to applicable grace or cure periods, if any), or (ii) any such documents shall fail to be in full force or effect or to give the Collateral Agent or the holders of the Notes any material part of the Liens, rights, powers and privileges purported to be created thereby; or

          (m) Credit Facility -- there shall occur an Event of Default under and as defined in the Credit Facility.

12.  REMEDIES ON DEFAULT, ETC.

     12.1.     Acceleration.

          (a) If an Event of Default with respect to the Company or any Subsidiary described in paragraph (g) or (h) of
     Section 11 (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of
     Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

          (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

          (c) If any Event of Default described in Section 11(a) or Section 11(b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

       Upon  any  Notes  becoming  due  and  payable  under   this
Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and
(y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

     12.2.     Other Remedies.

      If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     12.3.     Rescission.

      At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate,
(b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and
(c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     12.4.     No Waivers or Election of Remedies, Expenses, etc.

      No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     13.1.     Registration of Notes.

      The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

     13.2.     Transfer and Exchange of Notes.

      Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of, and a contact name and telephone number for, each transferee of such Note or part thereof), the Company shall execute and deliver (not later than five (5) Business Days after the Company's receipt of the foregoing items, regardless of whether the Company shall have yet received payment of any sum referred to below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of
Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover (i) any stamp tax or governmental charge imposed in respect of any such transfer of Notes and (ii) any costs of delivery (not exceeding $50 in the aggregate) of such new Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.1 (other than the first sentence thereof) and in Section 6.2.

     13.3.     Replacement of Notes.

       Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided, that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.  PAYMENTS ON NOTES.

     14.1.     Place of Payment.

      Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of The Chase Manhattan Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

     14.2.     Home Office Payment.

      So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to
Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this
Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.  EXPENSES, ETC.

     15.1.     Transaction Expenses.

      Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of your special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

     15.2.     Survival.

      The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

      All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.  AMENDMENT AND WAIVER.

     17.1.     Requirements.

      This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of
Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of
Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes,
(ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

     17.2.     Solicitation of Holders of Notes

          (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

          (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

          (c) Consent in Contemplation of Transfer. Without limiting the generality of Section 8.6, any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

     17.3.     Binding Effect, etc.

      Any  amendment  or waiver consented to as provided  in  this
Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     17.4.     Notes held by Company, etc.

      Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.  NOTICES.

      All notices and communications provided for hereunder shall be in writing and sent (a) by facsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

          (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

          (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

          (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Vice President of Finance and/or Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received. Notwithstanding the foregoing provisions of this Section 18, service of process in any suit, action or proceeding arising out of or relating to any of the Financing Documents or any transaction contemplated thereby shall be delivered in the manner provided in Section 22.8(c).

19.  REPRODUCTION OF DOCUMENTS.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.  CONFIDENTIAL INFORMATION.

       For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf,
(c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),
(vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.  SUBSTITUTION OF PURCHASER.

      You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.  MISCELLANEOUS.

     22.1.     Successors and Assigns.

       All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     22.2.     Payments Due on Non-Business Days.

      Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

     22.3.     Severability.

      Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     22.4.     Construction.

      Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     22.5.     Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     22.6.     Governing Law.

      THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

     22.7.     General Interest Provisions.

      It is the intention of the Company and the holders of the Notes to conform strictly to the Applicable Interest Law. Accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Agreement or in the Notes, the aggregate of all interest, and any other charges or consideration constituting interest under the Applicable Interest Law that is taken, reserved, contracted for, charged or received pursuant to this Agreement or the Notes shall under no circumstances exceed the maximum amount of interest allowed by the Applicable Interest Law. If any such excess interest is ever charged, received or collected on account of or relating to this Agreement and the Notes
(including any charge or amount which is not denominated as "interest" but is legally deemed to be interest under Applicable Interest Law), then in such event:

          (a) the provisions of this Section 22.7 shall govern and control;

          (b) the Company shall not be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the Applicable Interest Law;

            (c) any excess shall be deemed a mistake and cancelled automatically and, if theretofore paid, shall be credited to the principal amount of the Notes by the holders thereof, and if the principal balance of the Notes is paid in full, any remaining excess shall be forthwith paid to the Issuer; and

          (d)    the   effective   rate  of  interest   shall   be
     automatically subject to reduction to the Maximum Legal Rate of Interest.

If at any time thereafter, the Maximum Legal Rate of Interest is increased then, to the extent that it shall be permissible under the Applicable Interest Law, the Company shall forthwith pay to the holders of the Notes, on a pro rata basis, all amounts of such excess interest that the holders of the Notes would have been entitled to receive pursuant to the terms of this Agreement and the Notes had such increased Maximum Legal Rate of Interest been in effect at all times when such excess interest accrued. To the extent permitted by the Applicable Interest Law, all sums paid or agreed to be paid to the holders of the Notes for the use, forbearance or detention of the indebtedness evidenced thereby shall be amortized, prorated, allocated and spread throughout the full term of the Notes.

     22.8.     Waiver of Jury Trial; Consent to Jurisdiction; Etc.

          (a)   Waiver  of  Jury  Trial; Waiver  of  Consequential
     Damages. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE COMPANY, ON BEHALF OF ITSELF AND THE OTHER OBLIGORS, AGREES NOT TO ASSERT ANY CLAIM AGAINST ANY HOLDER OF NOTES, ITS AFFILIATES, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

          (b) Consent to Jurisdiction. ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OTHER FINANCING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW
     YORK, NEW YORK, OR ANY NEW YORK STATE COURT LOCATED IN NEW YORK, NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NONEXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHER-WISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT OR THE
     TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) Service of Process. EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL AT THE ADDRESSES PROVIDED HEREIN FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT OR TRANSACTION CONTEMPLATED HEREBY OR THEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY OTHER FINANCING DOCUMENT. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

          (d) Other Forums. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PARTY HERETO TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER ANY OTHER PARTY HERETO IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

     22.9.     Right of Set-Off.

      In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default and the commencement of remedies described in Section 12.1 or 12.2, each holder of Notes is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such holder (including, without limitation, branches, agencies or Affiliates of such holder wherever located) to or for the credit or the account of any Obligor against obligations and liabilities of such Obligor to the holders of the Notes under this Agreement and the Notes, the other Financing Documents or otherwise, irrespective of whether the holders of Notes shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such holder subsequent thereto.
Each holder of Notes hereby agrees that any set-off effected pursuant to this Section 22.9 shall be subject to the terms of the Intercreditor Agreement and, if the Intercreditor Agreement shall no longer be in effect, shall be shared among all holders of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore prepaid.

     22.10.    Acceptance of Intercreditor Agreement.

      By its acceptance of any Note the holder thereof shall be deemed to have agreed to the terms of the Intercreditor Agreement.

     22.11.    Further Assurances.

      The Company agrees, upon the request of the Required Holders or the Collateral Agent, promptly to take such actions, as reasonably requested, as are necessary to carry out the intent of this Agreement and the other Financing Documents, including, but not limited to, such actions as are necessary to ensure that the Secured Parties have a perfected security interest in the Collateral subject to no Liens other than Liens permitted by
Section 10.6.

                         *  *  *  *  *  *

                  [Signatures on following page]

      If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.


                              Very truly yours,

                              RYAN'S FAMILY STEAK HOUSES, INC.


                              By:
                              Name:
                              Title:


The foregoing is hereby
agreed to as of the
date thereof.

[ADD PURCHASER SIGNATURE BLOCKS]

              SCHEDULE A TO NOTE PURCHASE AGREEMENT

               INFORMATION RELATING TO PURCHASERS

Purchaser Name         THE PRUDENTIAL INSURANCE COMPANY OF
                       AMERICA
Name in Which Note is  THE PRUDENTIAL INSURANCE COMPANY OF
Registered             AMERICA
Note Registration      R-1; $40,000,000
Number; Principal
Amount
Payment on Account of
Note
                       Federal Wire Funds Transfer
     Method
                       The Bank of New York
     Account           New York, NY
Information            ABA No.:   021-000-018
                       Account No.:  890-0304-391
                       Account Name:  The Prudential Insurance
                       Company of America
Accompanying           Name of Company:Ryan's Family Steak
Information            Houses, Inc.
                       Description of
                       Security:       9.02% Senior Notes due
                       2008
                       Security Number:783519 A* 2

                       Due Date and Application (as among
                       principal, premium and interest) of the
                       payment being made:
Address for Notices    The Prudential Insurance Company of
Related to Payments    America
                       c/o Prudential Capital Group
                       Gateway Center Three
                       100 Mulberry Street
                       Newark, NJ 07102-4077
                       Attention:  Manager, Investment
                       Operations Group
                       Tel:  (973) 802-5260
                       Fax:  (973) 802-8055
Address for All other  The Prudential Insurance Company of
Notices                America
                       c/o Prudential Capital Group
                       Two Ravinia Drive, Suite 1400
                       Atlanta, GA 30346
                       Attention:  Managing Director
                       Tel:  (770) 395-8424
                       Fax:  (770) 395-8421
Other Instructions     THE PRUDENTIAL INSURANCE COMPANY OF
                       AMERICA


                       By_______________________
                       Name:
                       Title:
Instructions re        Robert Lawrence, Esq.
Delivery of Notes      Assistant General Counsel
                       Prudential Capital Group
                       1114 Avenue of the Americas, Floor 30
                       New York, NY 10036
                       Tel:  (212) 626-2067
Tax Identification     22-1211670
Number


Purchaser Name         MONY LIFE INSURANCE COMPANY
Name in Which Note is  J. ROMEO & CO.
Registered
Note Registration      R-2; $15,000,000
Number; Principal
Amount
Payment on Account of
Note
                       Federal Wire Funds Transfer
     Method
                       Chase Manhattan Bank
     Account           ABA #021000021
Information            For credit to:  Private Income Processing
                       Account No. 544-755102
Accompanying           Name of Company:Ryan's Family Steak
Information            Houses, Inc.
                       Description of
                       Security:       9.02% Senior Notes due
                       2008
                       Security Number:783519 A* 2

                       Due Date and Application (as among
                       principal, premium and interest) of the
                       payment being made:
Address for Notices    If by Registered Mail, Certified Mail or
Related to Payments    Federal Express:

                       The Chase Manhattan Bank
                       4 New York Plaza, 13th Floor
                       New York, NY 10004
                       Attn:  Income Processing - J. Piperato,
                       13th Floor

                       If by Regular Mail:

                       The Chase Manhattan Bank
                       Dept. 3492
                       P.O. Box 50000
                       Newark, NJ 07101-8006

                       With a Second Copy to:

                       Telecopy Confirms and Notices
                            (212) 708-2152
                            Attention:  Securities Custody, MD 6-
                       39A

                       Mailing Confirms and Notices:

                            MONY Life Insurance Company
                            1740 Broadway
                            New York, NY 10019
                            Attention:  Securities Custody, MD 6-
                       39A
Address for All other  MONY Life Insurance Company
Notices                1740 Broadway
                       New York, NY 10019
                       Attention:  Capital Management Unit
                       Fax:  (212) 708-2491
Other Instructions     MONY LIFE INSURANCE COMPANY


                       By_______________________
                       Name:
                       Title:
Instructions re        Patti Hartnett, Esq.
Delivery of Notes      MONY Life Insurance Company
                       1740 Broadway
                       Law Department
                       New York, NY 10019
                       Tel:  (212) 708-2240
Tax Identification     13-1632487
Number


Purchaser Name         UNITED OF OMAHA LIFE INSURANCE COMPANY
Name in Which Note is  UNITED OF OMAHA LIFE INSURANCE COMPANY
Registered
Note Registration      R-3; $4,000,000
Number; Principal
Amount
Payment on Account of
Note
                       Federal Wire Funds Transfer
     Method
                       Chase Manhattan Bank
     Account           ABA #021000021
Information            Private Income Processing

                       For credit to:  United of Omaha Life
                       Insurance Company
                       Account # 900-9000200
                       a/c: G07097
Accompanying           Name of Company:Ryan's Family Steak
Information            Houses, Inc.
                       Description of
                       Security:       9.02% Senior Notes due
                       2008
                       Security Number:783519 A* 2

                       Due Date and Application (as among
                       principal, premium and interest) of the
                       payment being made:
Address for Notices    The Chase Manhattan Bank
Related to Payments    4 New York Plaza, 13th Floor
                       New York, NY 10004
                       Attn:  Income Processing - J. Pipperato
                       a/c:  G07097
Address for All other  4 - Investment Loan Administration
Notices                United of Omaha Life Insurance Company
                       Mutual of Omaha Plaza
                       Omaha, NE 68175-1011
Other Instructions     UNITED OF OMAHA LIFE INSURANCE COMPANY


                       By_______________________
                       Name:
                       Title:
Instructions re        The Chase Manhattan Bank
Delivery of Notes      North America Insurance, 6th Floor
                       Attn:  Christine Alonzo
                       3 Chase Metrotech Center
                       Brooklyn, NY 11245
Tax Identification     47-0322111
Number


Purchaser Name         MUTUAL OF OMAHA INSURANCE COMPANY
Name in Which Note is  MUTUAL OF OMAHA INSURANCE COMPANY
Registered
Note Registration      R-4; $4,000,000
Number; Principal
Amount
Payment on Account of
Note
                       Federal Wire Funds Transfer
     Method
                       Chase Manhattan Bank
     Account           ABA #021000021
Information            Private Income Processing

                       For credit to:  Mutual of Omaha Insurance
                       Company
                       Account # 900-9000200
                       a/c: G07096
Accompanying           Name of Company:Ryan's Family Steak
Information            Houses, Inc.
                       Description of
                       Security:       9.02% Senior Notes due
                       2008
                       Security Number:783519 A* 2

                       Due Date and Application (as among
                       principal, premium and interest) of the
                       payment being made:
Address for Notices    The Chase Manhattan Bank
Related to Payments    4 New York Plaza, 13th Floor
                       New York, NY 10004
                       Attn:  Income Processing - J. Pipperato
                       a/c:  G07096
Address for All other  4 - Investment Loan Administration
Notices                Mutual of Omaha Insurance Company
                       Mutual of Omaha Plaza
                       Omaha, NE 68175-1011
Other Instructions     MUTUAL OF OMAHA INSURANCE COMPANY


                       By_______________________
                       Name:
                       Title:
Instructions re        The Chase Manhattan Bank
Delivery of Notes      North America Insurance, 6th Floor
                       Attn:  Christine Alonzo
                       3 Chase Metrotech Center
                       Brooklyn, NY 11245
Tax Identification     47-0246511
Number


Purchaser Name         COMPANION LIFE INSURANCE COMPANY
Name in Which Note is  COMPANION LIFE INSURANCE COMPANY
Registered
Note Registration      R-5; $2,000,000
Number; Principal
Amount
Payment on Account of
Note
                       Federal Wire Funds Transfer
     Method
                       Chase Manhattan Bank
     Account           ABA #021000021
Information            Private Income Processing

                       For credit to:  Companion Life Insurance
                       Company
                       Account # 900-9000200
                       a/c: G07903
Accompanying           Name of Company:Ryan's Family Steak
Information            Houses, Inc.
                       Description of
                       Security:       9.02% Senior Notes due
                       2008
                       Security Number:783519 A* 2

                       Due Date and Application (as among
                       principal, premium and interest) of the
                       payment being made:
Address for Notices    The Chase Manhattan Bank
Related to Payments    4 New York Plaza, 13th Floor
                       New York, NY 10004
                       Attn:  Income Processing - J. Pipperato
                       a/c:  G07903
Address for All other  4 - Investment Loan Administration
Notices                Companion Life Insurance Company
                       Mutual of Omaha Plaza
                       Omaha, NE 68175-1011
Other Instructions     COMPANION LIFE INSURANCE COMPANY


                       By_______________________
                       Name:
                       Title:
Instructions re        The Chase Manhattan Bank
Delivery of Notes      North America Insurance, 6th Floor
                       Attn:  Christine Alonzo
                       3 Chase Metrotech Center
                       Brooklyn, NY 11245
Tax Identification     13-1595128
Number


Purchaser Name         NATIONWIDE LIFE INSURANCE COMPANY
Name in Which Note is  NATIONWIDE LIFE INSURANCE COMPANY
Registered
Note Registration      R-6; $3,000,000
Number; Principal
Amount
Payment on Account of
Note
                       Federal Wire Funds Transfer
     Method
                       The Bank of New York
     Account           ABA #021-000-018
Information            BNF:  IOC566
                       F/A/O Nationwide Life Insurance Company
                       Attn:  P & I Department
Accompanying           Name of Company:Ryan's Family Steak
Information            Houses, Inc.
                       Description of
                       Security:       9.02% Senior Notes due
                       2008
                       Security Number:783519 A* 2

                       Due Date and Application (as among
                       principal, premium and interest) of the
                       payment being made:
Address for Notices    Nationwide Life Insurance Company
Related to Payments    c/o The Bank of New York
                       P.O. Box 19266
                       Attn:  P & I Department
                       Newark, NJ 07195

                       with a copy to:

                       Nationwide Life Insurance Company
                       Attn:  Investment Accounting
                       One Nationwide Plaza (1-32-05)
                       Columbus, Ohio 43215-2220
Address for All other  Nationwide Life Insurance Company
Notices                One Nationwide Plaza (1-33-07)
                       Columbus, Ohio 43215-2220
                       Attention:  Corporate Fixed-Income
                       Securities
                       Fax:  (614) 249-4553
Other Instructions     NATIONWIDE LIFE INSURANCE COMPANY


                       By_______________________
                       Name:
                       Title:
Instructions re        The Bank of New York
Delivery of Notes      One Wall Street
                       3rd Floor, Window A
                       New York, NY 10286
                       F/A/O Nationwide Life Insurance Co. Acct
                       #267829
Tax Identification     31-4156830
Number


Purchaser Name         NATIONWIDE LIFE AND ANNUITY INSURANCE
                       COMPANY
Name in Which Note is  NATIONWIDE LIFE AND ANNUITY INSURANCE
Registered             COMPANY
Note Registration      R-7; $2,000,000
Number; Principal
Amount
Payment on Account of
Note
                       Federal Wire Funds Transfer
     Method
                       The Bank of New York
     Account           ABA #021-000-018
Information            BNF:  IOC566
                       F/A/O Nationwide Life and Annuity
                       Insurance Company
                       Attn:  P & I Department
Accompanying           Name of Company:Ryan's Family Steak
Information            Houses, Inc.
                       Description of
                       Security:       9.02% Senior Notes due
                       2008
                       Security Number:783519 A* 2

                       Due Date and Application (as among
                       principal, premium and interest) of the
                       payment being made:
Address for Notices    Nationwide Life and Annuity Insurance
Related to Payments    Company
                       c/o The Bank of New York
                       P.O. Box 19266
                       Attn:  P & I Department
                       Newark, NJ 07195

                       with a copy to:

                       Nationwide Life and Annuity Insurance
                       Company
                       Attn:  Investment Accounting
                       One Nationwide Plaza (1-32-05)
                       Columbus, Ohio 43215-2220
Address for All other  Nationwide Life and Annuity Insurance
Notices                Company
                       One Nationwide Plaza (1-33-07)
                       Columbus, Ohio 43215-2220
                       Attention:  Corporate Fixed-Income
                       Securities
                       Fax:  (614) 249-4553
Other Instructions     NATIONWIDE LIFE AND ANNUITY INSURANCE
                       COMPANY


                       By_______________________
                       Name:
                       Title:
Instructions re        The Bank of New York
Delivery of Notes      One Wall Street
                       3rd Floor, Window A
                       New York, NY 10286
                       F/A/O Nationwide Life Insurance Co. Acct
                       #267961
Tax Identification     31-1000740
Number


Purchaser Name         BANKBOSTON, N.A.
Name in Which Note is  BANKBOSTON, N.A.
Registered
Note Registration      R-8; $5,000,000
Number; Principal
Amount
Payment on Account of
Note
                       Federal Wire Funds Transfer
     Method
                       BankBoston, N.A.
     Account           ABA  011-000-390
Information            Attn:  Angela Moore, Admin 57
                       Commercial Loan Services
Accompanying           Name of Company:Ryan's Family Steak
Information            Houses, Inc.
                       Description of
                       Security:       9.02% Senior Notes due
                       2008
                       Security Number:783519 A* 2

                       Due Date and Application (as among
                       principal, premium and interest) of the
                       payment being made:
Address for Notices    Susan M. Santos
Related to Payments    BankBoston
                       100 Federal St., 01-09-04
                       Boston, MA  02110
                       Phone:  (617) 434-3496
                       Fax:      (617) 434-9933
Address for All other  Susan M. Santos
Notices                BankBoston
                       100 Federal St., 01-09-04
                       Boston, MA  02110
                       Phone:  (617) 434-3496
                       Fax:      (617) 434-9933
Other Instructions     BANKBOSTON, N.A.


                       By_______________________
                       Name: Suzanne Smore
                       Title:  VP
Instructions re        Suzanne Smore
Delivery of Notes      BankBoston
                       100 Federal St., 01-09-05
                       Boston, MA  02110
                       Phone:  (617) 434-0019
                       Fax:      (617) 434-0637
Tax Identification     042-472499
Number


              SCHEDULE B TO NOTE PURCHASE AGREEMENT

                          DEFINED TERMS

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

      "Affiliate" shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or common control with such Person or
(ii) directly or indirectly owning or holding ten percent (10%) or more of any class of voting or other equity interests in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

     "Agreement, this" is defined in Section 17.3.

      "Agreements" means, collectively, this Agreement and the Other Agreements.

      "Applicable Interest Law" means any present or future law (including, without limitation, the laws of the State of New York and the United States of America) which has application to the interest and other charges pursuant to this Agreement and the Notes.

     "Asset Sale" means (i) the sale, lease, conveyance or other disposition of any assets or Debt (including, without limitation, by way of a sale and leaseback) in one transaction (or series of related transactions), other than sales of obsolete equipment and
(ii) the issue or sale by the Company or any of its Subsidiaries of Equity Interests of any of the Company's Subsidiaries or Subsidiaries of Subsidiaries. Notwithstanding the foregoing,
(a) a transfer of assets or Debt by the Company to a Wholly-Owned Subsidiary or by a Subsidiary to the Company or a Wholly-Owned Subsidiary, (b) an issuance or sale of Equity Interests by a Subsidiary to the Company or a Wholly-Owned Subsidiary, (c) a disposition of the types of investments described in subparagraphs (a), (b) and (c) of the definition of "Restricted Investments" in the ordinary course of business; (d) the issuance of Equity Interests of a Subsidiary to an individual for the sole purpose of qualifying such individual as a director of such Subsidiary; (e) the issuance of Equity Interests of Subsidiaries to minority shareholders of Subsidiaries to satisfy the rights of such shareholders to receive issuances of stock which, in each case, do not dilute the ownership interest of the Company (or Subsidiary) in such Subsidiary, (f) sales of inventory in the ordinary course of business, (g) the sale or transfer of up to 5% of the Equity Interests of a Subsidiary in connection with the formation of a real estate investment trust relating to such Subsidiary, and (h) the sale of the real and personal property associated with the locations listed on the attached Schedule C will not be deemed to be an Asset Sale.

      "Business Day" means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Greenville, South Carolina are required or authorized to be closed.

      "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

      "Capital Stock" means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership, partnership interests (whether general or limited) and (d) any other interest or participation that is not Indebtedness and confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

      "Change in Control" means, with respect to the Company, any of the following:

          (i) any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) has become, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), by way of merger, consolidation or otherwise, of 20% or more of the Voting Stock of the Company on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Company (whether or not such securities are then currently convertible or exercisable) other than Trimark which may become the beneficial owner of up to 30% of the Voting Stock of the Company as a result of the Share Repurchase Program, or

           (ii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the board of directors of the Company cease for any reason to constitute a majority of the directors of the Company then in office unless such new directors were elected or designated by the directors of the Company who constituted the board of directors of the Company at the beginning of such period or such directors were elected by shareholders to fill vacant seats for resigning or retiring directors that were not replaced at the time of such resignation or retirement.

     "Closing" is defined in Section 3.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

      "Collateral" means any and all property that at any time is granted to the Collateral Agent or any other Person, pursuant to the Pledge Agreement or any other document, agreement or instrument, as security for the payment of any or all of the obligations of the Company under this Agreement and the Notes.

      "Collateral Agent" means Bank of America, N.A., solely in its capacity as collateral agent under the Pledge Agreement and the Intercreditor Agreement, and together with any successor or co-agent that becomes such in accordance with the provisions of the Pledge Agreement and the Intercreditor Agreement.

      "Collateral Documents" means a collective reference to the Pledge Agreement and such other documents as are executed and delivered in connection with the attachment and perfection of the Secured Parties' security interests in the Capital Stock of each Domestic Subsidiary and First-Tier Foreign Subsidiary of an Obligor, including without limitation, UCC financing statements.

      "Company" means Ryan's Family Steak Houses, Inc.,  a  South
Carolina corporation, together with any successor or assign thereof.

     "Confidential Information" is defined in Section 20.

      "Consolidated Net Assets" means, for the Company and its Subsidiaries on a consolidated basis, total assets less all Restricted Investments less current liabilities.

      "Consolidated Net Worth" means, as of any date with respect to the Obligors and their Subsidiaries on a consolidated basis, shareholders' equity or net worth, as determined in accordance with GAAP; provided that, solely for purposes of calculating Consolidated Net Worth as such term is used in Section 10.1, such computation shall not take into account any non-cash losses that may result from (i) the adoption after the date of the Closing of FAS 133 (Accounting for Derivative Instruments and Hedging Activities) or (ii) any other change after the Closing Date in GAAP that requires either the writing down of assets or the writing up of liabilities.

     "Contribution Agreement" is defined in Section 4.11(b).

     "Control Event" means:

          (a) the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control;

          (b) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

          (c) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the Voting Stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

      "Credit Facility" means the revolving credit, letter of credit and swingline facility extended to the Company pursuant to that certain Credit Agreement dated as of January 28, 2000 by and among the Company, certain Subsidiaries, as guarantors, the Lenders (as defined therein) from time to time party thereto, Bank of America, N.A., as Administrative Agent, First Union National Bank, as syndication agent, Wachovia Bank, N.A., as documentation agent, and SunTrust Bank, Atlanta, as senior managing agent, together with (except as otherwise provided herein) all amendments, restatements, extensions, renewals, refinancings and substitutions thereof, in whole or in part.

       "Debt"   means,  with  respect  to  any  Person,   without
duplication,

     (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

     (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

     (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

     (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);
and

     (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (d) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

      "Default Rate" means that rate of interest that is 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes.

     "Disposition Value" means, at any time, with respect to any property

          (a) in the case of property that does not constitute the Equity Interests of a Subsidiary, the book value thereof, valued at the time of such disposition in good faith by the Company, and

          (b) in the case of property that constitutes the Equity Interests of a Subsidiary, an amount equal to that percentage of the book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value represented by all of the outstanding Capital Stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such Capital Stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Company.

     "Distribution"   means,  in  respect  of  any   corporation,
association or other business entity:

          (a) dividends or other distributions or payments on Capital Stock or other Equity Interest of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

          (b) the redemption or acquisition of such stock or other Equity Interests (except when solely in exchange for such stock or other Equity Interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other Equity Interests.

      "Dollars" and "$" means dollars in lawful currency of the United States of America.

      "Domestic Subsidiaries" means all direct and indirect Subsidiaries of the Company that are domiciled, incorporated or organized under the laws of any state of the United States of America or the District of Columbia (or have any material assets located in the United States of America or the District of Columbia) whether existing as of the date hereof or hereafter created or acquired.

      "EBITDA" means, for any period with respect to the Obligors and their Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Net Income for such period (excluding the effect of non-cash losses or any extraordinary or other non-recurring gains) plus (b) an amount which, in the determination of Net Income for such period has been deducted for (i) Interest Expense for such period, (ii) total Federal, state, foreign or other income taxes for such period and (iii) all depreciation and amortization for such period, all as determined in accordance with GAAP.

      "EBITR" means, for any period with respect to the Obligors and their Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Net Income for such period (excluding the effect of any non-cash losses or extraordinary or other non-recurring gains) plus (b) an amount which, in the determination of Net Income for such period, has been deducted for (i) Interest Expense for such period, (ii) total Federal, state, foreign or other income taxes for such period and (iii) Rent Expense for such period.

     "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

      "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock.

     "Equity Issuance" means any issuance by any Obligor to any Person of (a) shares of its Capital Stock or other equity interests, (b) any shares of its Capital Stock or other equity interests pursuant to the exercise of options (other than Capital Stock issued to employees and directors pursuant to employees or directors stock option plans and Capital Stock issued to consultants) or warrants or (c) any shares of its Capital Stock or other equity interests pursuant to the conversion of any debt securities to equity. The amount of any Equity Issuance shall be the net cash proceeds derived therefrom, including, in the case of any conversion of any debt securities into equity, the principal amount of such debt.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

      "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

     "Event of Default" is defined in Section 11.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" means, at any time, the sale value of property that would be realized in an arm's length sale at such time between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively.

      "Financing Documents" means, collectively, each of this Agreement, the Other Agreements, the Notes, the Subsidiary Guarantee, the Contribution Agreement, the Intercreditor Agreement, the Collateral Documents, and all other related agreements, documents and instruments issued or delivered hereunder or thereunder or pursuant hereto or thereto.

       "First   Tier  Foreign  Subsidiary"  means  each   Foreign
Subsidiary in which any one or more of the Obligors owns directly more than 50%, in the aggregate, of the Voting Stock of such Foreign Subsidiary.

      "Fixed Charge Coverage Ratio" means, at any time, the ratio of:

          (a)  EBITR for the prior twelve month period to

          (b) the sum of (i) cash Interest Expense for the prior twelve month period plus (ii) Scheduled Funded Debt Payments for the prior twelve month period plus (iii) Rent Expense for the prior twelve month period.

      "Foreign Subsidiary" means any Subsidiary of the Company or any other Obligor that is not a Domestic Subsidiary.

     "Funded Debt" means, without duplication, the sum of:

          (a)   all  outstanding  Indebtedness  (other  than  (i)
     Hedging  Agreements  and (ii) Indebtedness  owing  from  one
     Obligor to another Obligor) of the Obligors and their Subsidiaries for borrowed money;

          (b) all purchase money Indebtedness of the Obligors and their Subsidiaries;

          (c) the principal portion of all obligations of the Obligors and their Subsidiaries under Capital Leases;

          (d) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances created for the account of an Obligor or its Subsidiaries (it being understood that, to the extent an undrawn letter of credit supports another obligation consisting of Indebtedness, in calculating aggregate Indebtedness only such other obligation shall be included);

          (e)    all   Guaranties  of  the  Obligors  and   their
     Subsidiaries with respect to Funded Debt of another Person;

          (f) all Funded Debt of another entity secured by a Lien on any property of the Obligors and their Subsidiaries whether or not such Funded Debt has been assumed by an Obligor or any of its Subsidiaries;

          (g) all Funded Debt of any partnership or unincorporated joint venture to the extent an Obligor or one of its Subsidiaries is legally obligated or has a reasonable expectation of being liable with respect thereto, net of any assets of such partnership or joint venture; and

          (h) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP.

      "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "Governmental Authority" means:

          (a) the government of (i) the United States of America or any State or other political subdivision thereof, or (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

          (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

       "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such indebtedness or obligation or any property constituting security therefor;

          (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

          (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

      "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

      "Hedging Agreements" means any interest rate protection agreements, foreign currency exchange agreements, currency swap agreements, commodity purchase or option agreements or other interest or exchange rate hedging agreements, in each case, entered into or purchased by an Obligor.

      "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

     "Indebtedness" with respect to any Person means, at any time, without duplication,

          (a)  its Debt;

          (b) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

          (c)  Swaps of such Person; and

          (d) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (c) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (c) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     "Intercreditor Agreement" is defined in Section 4.12.

      "Interest Expense" means, for any period, with respect to the Obligors and their Subsidiaries on a consolidated basis, all interest expense, including the interest component under Capital
Leases, as determined in accordance with GAAP.

      "Lender" has the meaning assigned to such term in the Intercreditor Agreement.

      "Leverage Ratio" means, as of the end of each fiscal quarter, the ratio of (a) total Funded Debt on such date to (b)
EBITDA for the twelve month period ending on such date.

      "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement (other than an operating lease) or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

     "Make-Whole Amount" is defined in Section 8.6.

      "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

     "Material Adverse Effect" means a material adverse effect on
(a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company or any Subsidiary to perform its obligations under any one or more of this Agreement, the Other Agreements, the Notes, the Subsidiary Guarantee, the Contribution Agreement, the Pledge Agreement or the Intercreditor Agreement, as the case may be, or (c) the validity or enforceability of any one or more of such documents.

      "Material Subsidiary" shall mean (i) each Subsidiary set forth on Schedule 4.11, (ii) each other Subsidiary of the Company, now existing or hereinafter established or acquired, that has or acquires Consolidated Net Assets in excess of $1,000,000 or that accounted for or produced more than 5% of EBITDA on a consolidated basis during any of the three most recently completed fiscal years of the Company, and (iii) any Subsidiary that owns, licenses or sublicenses any intellectual property (such as trademarks, trade names and patents) in connection with the operation of the business of the Company and/or any of its Subsidiaries.

      "Maximum Legal Rate of Interest" means the maximum rate of interest that a holder of Notes may from time to time legally charge the Company by agreement and in regard to which the Company would be prevented successfully from raising the claim or defense of usury under the Applicable Interest Law as now or hereafter construed by courts having appropriate jurisdiction.

     "Memorandum" is defined in Section 5.3.

     "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

      "Net Income" means, for any period, the net income after taxes for such period of the Obligors and their Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

     "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, sales commissions), taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions in respect of such Asset Sale or the property subject to the Asset Sale and any tax sharing arrangements), amounts required to be applied to the repayment of Debt (other than intercompany Indebtedness) secured by a Lien on the asset or assets that were the subject of such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

     "Note" and "Notes" are defined in Section 1.

      "Obligor" means and includes each of the Company and the Subsidiary Guarantors.

      "Officer's  Certificate" means a certificate  of  a  Senior
Financial  Officer or of any other officer of the  Company  whose
responsibilities   extend  to  the   subject   matter   of   such
certificate.

      "Operating Leases" means, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any property which is not a Capital Lease other than any such lease in which such Person is the lessor.

     "Other Agreements" is defined in Section 2.

     "Other Purchasers" is defined in Section 2.

      "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

      "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

      "Plan"  means  an "employee benefit plan"  (as  defined  in section  3(3)  of  ERISA) that is or, within the  preceding  five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA
Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

     "Pledge Agreement" means a pledge agreement substantially in the form of Exhibit 4.13, as amended, supplemented, restated or otherwise modified from time to time.

     "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

      "Priority Debt" shall mean, with respect to the Company, at any time, without duplication, the sum of:

          (a) all Debt of Subsidiaries (other than such Debt held by the Company or a Wholly-Owned Subsidiary thereof and other than the Credit Facility);

          (b) Debt of the Company and any Subsidiary (other than such Debt held by the Company or a Wholly-Owned Subsidiary thereof and other than the Credit Facility) secured by any Lien other than Liens described in paragraphs (a), (b), (c),
     (e), (f), (g) ,(h) and (i) of Section 10.6 hereof, except that Liens described in paragraph 10.6(i) shall be excluded from this calculation to the extent that such Liens consist of pledges by the Company and its Subsidiaries of Capital Stock pursuant to the Credit Facility; and

          (c) all Preferred Stock of Subsidiaries owned by a Person other than the Company or a Wholly-Owned Subsidiary thereof.

       "property"   or   "properties"  means,  unless   otherwise
specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "Proposed Prepayment Date" is defined in Section 8.3(c).

     "PTE" is defined in Section 6.2(a).

     "Purchasers" means and includes you and each of the Other
Purchasers.

       "QPAM   Exemption"  means  Prohibited  Transaction   Class
Exemption 84-14 issued by the United States Department of Labor.

     "Rent Expense" means, for any period, the total rent expense for Operating Leases of the Obligors and their Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

      "Required Holders" means, at any time, the holders of at least a majority in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

     "Responsible Officer" means the chief financial officer, the controller, the general counsel or any other officer of the Company who is directly responsible for the administration by the Company of this Agreement.

      "Restricted Investments" shall mean any investments in securities or extensions of credit by the Company and its Subsidiaries other than:

          (a) direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, in each case maturing no later than one year from the date of acquisition;

          (b) certificates of deposit maturing no later than one year from the date of acquisition issued by U.S. commercial banks having a combined capital and surplus of over $200,000,000 and having a long-term debt rating of at least A- by Standard & Poor's Ratings Group, a Division of McGraw Hill, Inc. or at least A3 by Moody's Investors Service, Inc.;

          (c) commercial paper of a domestic issuer rated at least A-1 by Standard & Poor's Ratings Group, a Division of McGraw Hill, Inc. or at least P-1 by Moody's Investors Service, Inc. and maturing not more than 270 days after the date of acquisition;

          (d) investments in or loans to Subsidiary Guarantors or to any Person that concurrently with such investment becomes a Subsidiary Guarantor, provided, however, that investments may be made in any Wholly-Owned Subsidiary if, as contemplated by Section 9.7 hereof, no Subsidiary is required to be a Subsidiary Guarantor;

          (e)   investments or extensions of credit made  in  the
     ordinary  course  of  business  and  consistent  with   past
     practice; and

          (f) other investments or extensions of credit not exceeding, at any time, 15% of Consolidated Net Worth at such time.

     "Restricted Payments" means:

          (a) any Distribution in respect of the Company or any Subsidiary (other than on account of Capital Stock or other equity interests of a Subsidiary owned legally and beneficially by the Company or another Subsidiary), including, without limitation, any Distribution resulting in the acquisition by the Company of Securities which would constitute treasury stock; and

          (b) any payment, repayment, redemption, retirement, repurchase or other acquisition, direct or indirect, by the Company or any Subsidiary of, on account of, or in respect of, the principal of any Subordinated Debt (or any instalment thereof) prior to the regularly scheduled maturity date thereof (as in effect on the date such Subordinated Debt was originally incurred).

      "Secured Parties" means and includes the Lenders and the holders from time to time of the Notes.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Security" has the meaning set forth in section 2(l) of the Securities Act of 1933, as amended.

       "Senior Financial Officer" means the chief financial officer, chief accounting officer, treasurer or comptroller of the Company.

      "Scheduled Funded Debt Payments" means, as of the end of each fiscal quarter of the Company, for the Obligors and their Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Funded Debt for the applicable period ending on such date (including the principal component of payments due on Capital Leases during the applicable period ending on such date, but excluding scheduled payments on termination of the Credit Facility); it being understood that Scheduled Funded Debt Payments shall not include the voluntary prepayments or the mandatory prepayments required pursuant to
Section  3.3  of the Credit Facility and Section 8.2 and  Section
8.3 hereof.

      "Share Repurchase Program" means the share repurchase program authorized by the board of directors of the Company.

     "Source" is defined in Section 6.2.

      "Subordinated Debt" means any Debt that is in any manner subordinated in right of payment or security in any respect to Debt evidenced by the Notes.

      "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

     "Subsidiary Guarantee" is defined in Section 4.11(a).

     "Subsidiary Guarantor" is defined in Section 4.11(a).

     "Substantial Amount" means, with respect to any Asset Sale during a fiscal year, any portion of property of the Company and its Subsidiaries, if (a) the Disposition Value of such property, when added to the Disposition Value of all other property of the Company and its Subsidiaries that was subject to an Asset Sale during such fiscal year, exceeds an amount equal to 15% of
Consolidated Net Assets determined as of the last day of the immediately preceding fiscal year of the Company or (b) such property and all other property of the Company and its Subsidiaries that was subject to an Asset Sale during such fiscal year accounts, in the aggregate, for more than 15% of Net Income determined as of the last day of the immediately preceding fiscal year of the Company. Notwithstanding the foregoing, the Company may from time to time elect to exclude from each determination of Substantial Amount one or more Asset Sales specified in reasonable detail in one or more certificates delivered pursuant to Section 7.2(a), provided that the aggregate of the Disposition Values of all Asset Sales in each fiscal year of the Company so excluded pursuant to this sentence after the date of the Closing shall not exceed $10,000,000.

       "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

     "Trimark" means Trimark Financial Corporation, a corporation organized under the laws of Ontario, Canada.

      "Voting Stock" means Capital Stock of any class or classes of a Person the holders of which are ordinarily, in the absence of contingencies, entitled to elect corporate directors (or
Persons performing similar functions).

     "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

      "Year 2000 Compliant" means all computer applications (including those affected by information received from its suppliers and vendors) that are material to the Company's and its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions involving dates on or after January 1, 2000.


                           SCHEDULE C

RYAN'S
FAMILY
 STEAK
HOUSES
, INC.
CLOSED
STORES
(UNSOL
    D)
AS OF:         12/29/1999


 ITEM  RYAN'S  NAME                               NET BOOK VALUE
  #       #    ADDRESS                             AT 9/29/1999

  1      702   Norcross - 1                             1,272,889
               1158 Rockbridge Road
               Norcross, GA 30093

  2      703   Memphis - 1                                983,822
               2835 S. Mendelhall Road
               Memphis, TN 38115

  3      704   Mabelton                                 1,178,449
               1440 Bankhead Hwy. S.
               Mabelton, GA 30059

  4      174   Kentwood                                 1,029,086
               3005 Broadmoor
               Kentwood, MI 49508

  5      706   Indianapolis - 2                           889,597
               3570 Lafayette Road
               Indianapolis, IN 46222

  6      708   Greenville - 2 (old)                       647,267
               6513 White Horse Road
               Greenville, SC 29611

  7      707   Baton Rouge - 3                          1,490,468
               7473 Perkins Road
               Baton Rouge, LA 70808

               TOTAL                                    7,491,578



RYAN'S
FAMILY
 STEAK
HOUSES
, INC.
PROPER
  TIES
 (LAND
 ONLY)
   FOR
  SALE
AS OF:   12/29/1999


 ITEM                                            NET BOOK VALUE
  #      LOCATION                                 AT 12/29/1999

  1    Harlingen,                                        382,434
       TX

  2            I-85                                      728,403
           Property
               (SC)

  3    Bradley, IL                                       672,113

  4     Kirksville,                                      446,133
                 MO

  5          Siloam                                      320,063
        Springs, AR

  6     Brookhaven,                                      420,057
                 MS

  7    Moberly, MO                                       391,583

  8     Winchester,                                      410,523
                 TN

  9    Campbellsvil                                      417,761
             le, KY

  10   Madison, IN                                       314,269

  11   Mayfield, KY                                      321,585

  12    Texas City,                                      640,489
                 TX

  13    Batesville,                                      420,947
                 AR

  14   Athens, AL                                        339,288

  15   Lawrenceburg                                      453,477
               , TN

  16   Fayetteville                                      542,906
               , TN

  17     S. Boston,                                      328,836
                 VA


       TOTAL                                           7,550,867


                         SCHEDULE D

               PAYMENT INSTRUCTIONS AT CLOSING




Wachovia Bank, N.A.
400 S. Tryon Street
Charlotte, NC  28202

ABA # 053100494

Account # 1867-023324

                        SCHEDULE 4.9
               CHANGES IN CORPORATE STRUCTURE

The Company has dissolved its former subsidiary, Big R
Procurement Company, Inc., and has succeeded to all of the liabilities of such entity. These liabilities are immaterial to the Company and its subsidiaries taken as a whole.


                        SCHEDULE 4.11
              INITIAL GUARANTEEING SUBSIDIARIES



Big R Procurement Company, LLC, a Delaware limited liability company

Ryan's   Family   Steak  Houses  East,  Inc.,   a   Delaware
corporation

Ryan's Properties, Inc. , a Delaware corporation

Ryan's   Family  Steak  Houses  TLC,  Inc.  ,   a   Delaware
corporation

Rymark Holdings, Inc. , a Delaware corporation

Ryan's   Hoosier   Group,  LP,  a  South  Carolina   limited
partnership

Ryan's Mega Manufacturing Group, LP, a South Carolina limited partnership



                        SCHEDULE 5.3
                    DISCLOSURE MATERIALS



Nothing to disclose.


                        SCHEDULE 5.4
   SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY
                            STOCK


(a)(i)    The Company's Subsidiaries

                            Jurisdiction      % Owned by
Name                             of        Company     (or
                              Organizatio   Subsidiaries)
                                 n
Big R Procurement Company, DE              100%
LLC*
Ryan's Family Steak Houses DE              100%
TLC, Inc.*
Ryan's Family Steak Houses DE              100%
East, Inc.*
Ryan's Properties, Inc.*   DE              100%
Rymark Holdings, Inc.*     DE              100%
Ryan's Hoosier Group, LP*  SC              100%
Ryan's Mega Manufacturing  SC              100%
Group, LP*

*  Domestic Subsidiary


Pursuant to clause (i) of the definition of "Material
Subsidiary" in Schedule B to the Agreement, all Subsidiaries listed on Schedule 4.11 (which list is identical to the list above on this Schedule) are Material Subsidiaries.

(a)(ii)   The Company's Affiliates (Other than Subsidiaries)

Based on Schedules 13G filed in February, 1999, Mellon Bank
Corporation is the beneficial owner of 5.16% of the Company's common stock; and Trimark Financial Corporation is the beneficial owner of 11.8% of such common stock.

(a)(iii)  The Company's Directors and Executive Officers


Directors
     Charles D. Way
     G. Edwin McCranie
     Barry L. Edwards
     James M. Shoemaker, Jr.
     Harold K. Roberts, Jr.
     James D. Cockman
     Brian S. MacKenzie

Executive Officers
     Charles D. Way
     G. Edwin McCranie
     Janet J. Gleitz
     Morgan A. Graham
     Fred T. Grant, Jr.
     James R. Hart
     John C. Jamison
     Alan E. Shaw
     Ilene T. Turbow

                        SCHEDULE 5.5
                    FINANCIAL STATEMENTS



Audited financial statements for fiscal year ended December
30, 1998

Unaudited financial statements for fiscal quarters ended
March 31, 1999, June 30, 1999 and September 29, 1999.

                        SCHEDULE 5.8
                     CERTAIN LITIGATION


None.

                        SCHEDULE 5.11
                        PATENTS, ETC.


Nothing to disclose.

                        SCHEDULE 5.14
                       USE OF PROCEEDS


The Company will apply the proceeds of the sale of the Notes to refinance existing debt.


                        SCHEDULE 5.15
                   EXISTING DEBT AND LIENS


(a) Upon payoff of facilities contemporaneous with the closing, the Company and its Subsidiaries will have the following Debt and Liens:

     Debt under the Credit Facility and Liens on the Capital
     Stock of Subsidiaries pursuant to the Credit Facility.

     Capital leases with respect to 11 copiers or fax machines in an aggregate unpaid amount (as of December
     29, 1999) of $314,148. These leases are secured by liens on such copiers.

          9 letters of credit in an aggregate face amount of $7,632,000. As of January 20, 2000, no amounts were drawn with respect to these letters of credit.

     Guaranties by the Company of loans from First Union National Bank for purchases by operating partners of the Company's stock pursuant to the operating partner and related programs. As of January 19, 2000, there were 112 such loans, in an aggregate outstanding amount of $938,348.

     (b)  Nothing to disclose.
                        SCHEDULE 5.20
               YEAR 2000 READINESS DISCLOSURE

1. What is the company doing to prepare its internal computer systems and software for the year 2000? Ryan's has been preparing for Y2K since 1997. See the attached excerpt ("Exhibit 1") from the Company's 3Q99 10-Q for a more complete description of the Company's Y2K efforts.

2.    What  is  the  company doing to prepare  its  internal
   operating  systems  and  equipment  with  embedded   chip
   technology for the year 2000? A review of internal operating systems and equipment at both the Company's restaurants and corporate office did not reveal any issues involving embedded chip technology. This review was proven accurate as 2000 operations have not been affected by such issues.

3. Will the year 2000 problem affect the company's products, services and/or business activities (e.g., disruption of service or discontinuance of product lines)? Year 2000 issues are not believed to be a significant threat to the delivery of the Company's products, services and/or business activities.

4. Who in the company is responsible for directing its year 2000 efforts and what has been the Board of Directors' role in reviewing and approving the company's year 2000
   plan?   The Company's Vice President - Finance (CFO)  was
   responsible  for  directing Company's Y2K  efforts.   The
   Information Technology ("IT") department was responsible for implementing the efforts. Reports concerning Y2K progress were made quarterly to the Company's Board of Directors.

5. What is the company's schedule for fixing and testing its systems? Can I obtain a copy of that schedule? Please identify any third party or industry-wide testing in which the company plans to participate. The Company did not have a detailed schedule for Y2K testing and remediation. See
   Exhibit 1 for a general discussion regarding Y2K timing.

6. If the company does not plan to do all its year 2000 work itself, please identify whether any outside consultants or vendors have been or will be employed to do all or part of the work. If the company plans to obtain a certificate of year 2000 compliance from any outside organization, please identify. The Company used a combination of outside consultants and internal personnel for its Y2K work. All efforts were under the close supervision of the Company's Director - IT. It was not considered necessary to obtain a certificate of year 2000 compliance from any outside organization.


7. What has the company done to survey its vendors, suppliers, trading partners, service providers or other third parties with whom it interacts to ascertain what their status is with respect to year 2000 readiness? See Exhibit 1 for a description of the Company's efforts regarding the Y2K readiness of its principal vendors and service providers.

8. What is the company's contingency plan if some or all of the company's systems will not be remediated in time for the year 2000? Contingency plans were developed by various departmental and operations personnel in the event of system failures at either the Company's corporate office or restaurants. Fortunately these plans did not have to be implemented, because to our knowledge there have been no such failures to date.

9. How do the company's costs to address the year 2000 problem affect its bottom line? Do these costs have a material financial effect? Can I see something in the company's recent reports or other public statements in which the company discusses its approach to the year 2000 problem? The costs incurred in the Company's Y2K remediation efforts were not material to the Company's overall financial condition. See Exhibit 1 for a discussion of the Company's Y2K efforts and related costs.

10. Even if the company does not believe that the costs or potential effects of the year 2000 are material, can you tell me how much the year 2000 problem will cost the company? See Exhibit 1 for a cost breakdown as of September 29, 1999 (end of 3rd quarter 1999). Costs incurred in the 4th quarter 1999 were not significant.

11. Please identify any additional insurance the company has obtained, including any directors and officers personal liability insurance, specifically for the year 2000 problem? The Company did not obtain any additional insurance for the Y2K problem.

12. If your company is a manufacturer or supplier of any hardware, software or equipment systems, what are your concerns about the potential liabilities associated with the
   company's  products  or  services?   What  is  your  best
   assessment of corporate exposure to legal actions arising from equipment or software failures associated with the company's products or services? The Company is not a manufacturer or supplier of any hardware, software or equipment systems. Based on experience through January 10, 2000, there does not appear to be any corporate exposure to legal actions arising from equipment or software failures associated with the Company's products or services.





THE FOLLOWING DISCUSSION OF THE YEAR 2000 ACTIVITIES OF RYAN'S FAMILY STEAK HOUSES, INC. (THE "COMPANY") HAS BEEN EXCERPTED FROM THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 29, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 15, 1999.



YEAR 2000

The   Company  recognizes  the  need  to  ensure  that   its
operations will not be adversely impacted by software failures associated with programming incompatibilities with the year 2000 ("Y2K"). In 1997, the Company identified those systems that were not Y2K-compliant and began researching conversion and replacement options. Further investigation, including a review by an outside consultant of the operating environment related to the Company's principal financial applications, continued throughout much of 1998. Costs associated with the Y2K plan that represent significant functional or technology improvements are capitalized. Other costs related principally to Y2K compatibility are charged to expense as incurred. The total cost of the Y2K remediation project is estimated at $512,000, consisting of approximately $259,000 of capital and $253,000 of expense costs. All funding is expected to come from operating cash flows. At September 29, 1999, approximately $139,000 of capital and $188,000 of expense had been spent on the project.

The Company's Information Technology department is leading the Company's Y2K efforts. Reports on Y2K remediation efforts are made periodically to the Company's senior management and quarterly to the Company's Board of
Directors. At December 30, 1998, conversion of all major corporate office financial systems (general ledger, accounts payable, payroll and benefits) was complete. Upgrades to critical store-level systems were completed by the end of the third quarter of 1999, and remediation steps for the corporate office's personal computers were also completed by the end of the third quarter. In July 1999, a multi-functional team tested the Y2K-readiness of the Company's current software and hardware solutions by performing critical store operations and corporate financial functions with systems set with a year 2000 date. The test was very successful with only minor issues identified, and all such issues were subsequently corrected. As of September 29, 1999, the only remaining software remediation work involved several non-critical corporate applications. The re-programming of these applications is expected to be completed by the end of November 1999.

As part of its Y2K planning, the Company has identified vendors whose goods and services are believed to be critical to the Company's ability to operate its restaurants. The Company's principal food distributor has informed the Company that all of its systems related to the procurement and delivery of food and other products to the Company's restaurants were fully Y2K-compliant at the end of 1998. The Company's credit card processor has also informed the Company that its systems are now fully Y2K-compliant. Furthermore, the credit card terminals used in the Company's restaurants are already processing credit cards with post-1999 expiration dates, and the processor has indicated that no additional software modifications to the terminals will be necessary. Finally, the Company has sent questionnaires to its numerous depository and disbursement banks and utility providers in order to ascertain their ability to deliver services on January 1, 2000 and beyond. Responses to these questionnaires were very guarded and therefore not adequately informative. Corporate personnel are currently contacting these providers or reviewing their web sites in order to ascertain their degree of Y2K compliance. Due to the computer systems used to manage the operations of the Company's restaurants, electrical and telephone service to the Company's corporate office is considered critical. The utility company providing electricity and water to the corporate office has assured Company management that its systems as well as those of its suppliers are Y2K-compliant. The web sites of the corporate office's local and long-distance providers indicate that service will not be interrupted on January 1, 2000.

     The Company's stores depend upon computers for point-of-sale ("POS") transactions, data and purchase order transmissions, labor scheduling and payroll processes, and inventory and food cost records. Other technology-dependent functions at the stores are not significant. Management believes that its Y2K efforts have addressed the stores' critical technology-dependent functions. The Company is developing contingency plans in the event of the failure of critical support systems, including banking and utility services, and expects such plans to be completed during the fourth quarter of 1999. In addition, any material disruption in the general economy as a result of Y2K issues could adversely affect the Company's operations.


              EXHIBIT 1 TO NOTE PURCHASE AGREEMENT


                         [Form of Note]

THIS NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED PURSUANT TO ANY APPLICABLE STATE SECURITIES LAW. THIS NOTE MAY BE RESOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT AND QUALIFIED PURSUANT TO APPLICABLE STATE SECURITIES LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION, QUALIFICATION NOR EXEMPTION IS REQUIRED BY LAW.

                RYAN'S FAMILY STEAK HOUSES, INC.

             9.02% Senior Note Due January 28, 2008

No.                                                       [_____]
[Date]
$[_______]                                        PPN 783519 A* 2

      FOR VALUE RECEIVED, the undersigned, RYAN'S FAMILY STEAK HOUSES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of South
Carolina,  hereby promises to pay  to  [___                ],  or
registered     assigns,    the     principal     sum     of     [
]  DOLLARS on [             ,          ], with interest (computed
on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 9.02% per annum from the date hereof, payable semiannually, on the 28th day of January and July in each year, commencing with the January 28th or July 28th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 11.02 %.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money
of  the United States of America at [                           ]
or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of January 28, 2000 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in
Section 6.2 of the Note Purchase Agreements.

      Each  holder of this Note will be deemed, by its acceptance hereof,  to  have  agreed  to  the  terms  of  the  Intercreditor
Agreement  (as  such  term  is  defined  in  the  Note   Purchase
Agreement).

      This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     THIS NOTE AND THE NOTE PURCHASE AGREEMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                              RYAN'S FAMILY STEAK HOUSES, INC.


                              By:
                              Name:
                              Title:


            EXHIBIT 4.4(a) TO NOTE PURCHASE AGREEMENT

           [FORM OF OPINION OF COUNSEL TO THE COMPANY]

            EXHIBIT 4.4(b) TO NOTE PURCHASE AGREEMENT

         [FORM OF OPINION OF COUNSEL TO THE PURCHASERS]

         EXHIBIT 4.11(a) TO NOTE PURCHASE AGREEMENT

               [Form of Subsidiary Guarantee]

               SUBSIDIARY GUARANTEE AGREEMENT


      This SUBSIDIARY GUARANTEE AGREEMENT, dated as of January 28, 2000 (as amended, supplemented, restated or otherwise modified  from  time to time, this "Guarantee"),  made  by  the undersigned signatories hereto as Guarantors (each of the undersigned, together with their respective successors and assigns, individually a "Guarantor" and collectively the "Guarantors"), in favor of each of the holders of the Notes (as defined below) (collectively, together with their respective successors and assigns, individually a "Guaranteed Party" and collectively the "Guaranteed Parties");

                    W I T N E S S E T H:

      WHEREAS, Ryan's Family Steak Houses, Inc., a corporation organized and existing under the laws of the State of South Carolina ("Parent") and the initial Guaranteed Parties have entered into those certain identical (except for the names of the purchasers) Note Purchase Agreements dated as of January 28, 2000 (collectively, as amended, supplemented, restated or otherwise modified from time to time, the "Agreements," and individually, an "Agreement"), pursuant to which Parent has issued to the Guaranteed Parties its 9.02% Senior Notes due January 28 2008 (collectively, as amended, supplemented, restated or otherwise modified from time to time, the "Notes," such term to include any such notes issued in substitution therefor pursuant to Section 13 of the Agreements), in the aggregate principal amount of $75,000,000;

      WHEREAS, Parent owns, directly or indirectly, all or a majority of the outstanding capital stock or other equity interests of each of the Guarantors;

      WHEREAS, Parent and Guarantors share an identity of interest as members of a consolidated group of companies engaged in substantially similar businesses with Parent providing certain centralized financial, accounting and management services to each of the Guarantors by virtue of intercompany advances and loans such that financial accommodations extended to Parent shall inure to the direct and material benefit of Guarantors; and

      WHEREAS, consummation of the transactions pursuant to the Agreements will facilitate expansion and enhance the overall financial strength and stability of Parent's entire corporate group, including the Guarantors; and

      WHEREAS, the Guarantors' ability to carry on their respective business operations is dependent on the ability of the Parent to obtain financing; and

      WHEREAS, it is a condition precedent to the initial Guaranteed Parties' obligations to enter into the Agreements and to purchase the Notes thereunder that Guarantors execute and deliver this Guarantee, and Guarantors desire to execute and deliver this Guarantee to satisfy such condition precedent; and

      WHEREAS,  capitalized terms used and not  defined  herein
have   the   respective  meanings  ascribed  thereto   in   the
Agreements;

      NOW, THEREFORE, in consideration of the premises and in order to induce the Guaranteed Parties to enter into and perform their obligations under the Agreements, the Guarantors hereby jointly and severally agree as follows:

     SECTION 1. Guarantee. The Guarantors hereby, jointly and severally, irrevocably, absolutely and unconditionally guarantee the due and punctual payment of all principal of, and Make-Whole Amount, if any, and interest on, the Notes and all other obligations owing by Parent to the Guaranteed Parties, or any of them, jointly or severally under the Agreements, the Notes and the other documents, instruments and agreements relating to the transactions contemplated by the Agreements, and all renewals, extensions, modifications and refinancings thereof, now or hereafter owing, whether for principal, interest, Make-Whole Amount, fees, expenses or otherwise, including, without limitation, any and all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses actually incurred) incurred by the Guaranteed Parties in enforcing any rights under this Guarantee (collectively, the "Guaranteed Obligations") including, without limitation, all interest which, but for the filing of a petition in bankruptcy with respect to Parent (or any receivership, liquidation, reorganization or similar case or proceeding in connection therewith, relative to the Company or its property), would accrue on any principal portion of the Guaranteed Obligations. Any and all payments by the Guarantors hereunder shall be made free and clear of and without deduction for any set-off, counterclaim or withholding, so that, in each case, each Guaranteed Party will receive, after giving effect to any taxes, (but excluding taxes imposed on overall net income of any Guaranteed Party), the full amount that it would otherwise be entitled to receive with respect to the Guaranteed
Obligations (but without duplication of amounts for taxes already included in the Guaranteed Obligations). Each Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection, and that, subject to
Section 13 hereof, this Guarantee may be enforced up to the full amount of the Guaranteed Obligations without proceeding against Parent, against any security for the Guaranteed Obligations, against any other Guarantor or under any other guaranty covering any portion of the Guaranteed Obligations.

      SECTION 2. Guarantee Absolute. The Guarantors guarantee that the Guaranteed Obligations will be paid strictly in accordance with the terms of the documents, instruments and agreements evidencing any Guaranteed Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guaranteed Party with respect thereto. The liability of each Guarantor under this Guarantee shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

          (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Guaranteed Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Agreements, or any other documents, instruments or agreements relating to the Guaranteed Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof;

          (b) any lack of validity or enforceability of the Agreements or any other document, instrument or agreement referred to therein or any assignment or transfer of any thereof;

          (c) any furnishing to the Guaranteed Parties of any additional security for the Guaranteed Obligations, or any sale, exchange, release or surrender of, or realization on, any security for the Guaranteed Obligations;

          (d)   any  settlement or compromise  of  any  of  the
     Guaranteed  Obligations,  any security  therefor,  or  any
     liability  of  any  other  party  with  respect   to   the
     Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other liability of Parent;

          (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Guarantor or Parent, or any action taken with respect to this Guarantee by any trustee or receiver, or by any court, in any such proceeding;

          (f) failure to preserve the validity or perfection of any security interest or lien on any collateral, or any amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guaranteed Obligations;

          (g) any application of sums paid by Parent or any other Person with respect to the liabilities of Parent to the Guaranteed Parties, regardless of what liabilities of Parent remain unpaid;

          (h)   any  act  or  failure to act by any  Guaranteed
     Party which may adversely affect a Guarantor's subrogation rights, if any, against Parent to recover payments made under this Guarantee; and

          (i) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor.

If claim is ever made upon any Guaranteed Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and any Guaranteed Party repays all or part of said amount by reason of
(a) any judgment, decree or order of any court or administrative body having jurisdiction over the Guaranteed Party or any of its property, or (b) any settlement or compromise of any such claim effected by the Guaranteed Party with any such claimant (including Parent or a trustee in bankruptcy for Parent), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Agreements or the other documents, instruments and agreements evidencing any Guaranteed Obligations, and each of the Guarantors shall be and remain liable to the Guaranteed Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Guaranteed Party.

      This Guarantee shall remain in effect and shall be enforceable against each Guarantor notwithstanding any sale, transfer or other disposition by Parent of all or any portion of the Equity Interests of any Guarantor. Further, the obligations of each Guarantor shall be joint and several and the release or discharge of the obligations of one Guarantor shall not modify, affect, release or discharge the obligations of the other Guarantors hereunder. Further, this Guarantee shall be enforceable against the Guarantors notwithstanding the existence of any counterclaim that may be alleged by the Parent against the Guaranteed Parties.

      SECTION 3. Waiver. Each Guarantor hereby waives notice of acceptance of this Guarantee, notice of any liability to which it may apply, and further waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Guaranteed Parties against, and any other notice to, Parent or any other party liable with respect to the Guaranteed Obligations (including the Guarantors or any other Person executing a guaranty of the obligations of Parent).

      SECTION 4. Waiver of Subrogation. Each Guarantor hereby waives irrevocably and forever any rights against Parent which it may acquire by way of subrogation or contribution, by any payment made hereunder or otherwise. Each Guarantor hereby expressly waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Parent that arises hereunder and/or from the performance by any Guarantor hereunder, including, without limitation, any claim, right or remedy of the Guaranteed Parties against Parent or any security which the Guaranteed Parties now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under color of law or otherwise.

      SECTION 5. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 6. Amendments, Etc. No amendment or waiver of any provision of this Guarantee nor consent to any departure by a Guarantor therefrom shall in any event be effective unless the same shall be in writing executed by the Guarantor and the Guaranteed Parties.

     SECTION 7. Notices. All notices and other communications provided for hereunder shall be given in the manner specified in the Agreements (i) in the case of the Guaranteed Parties, at the address specified for the Guaranteed Parties in the Agreements, and (ii) in the case of the Guarantors, at the respective addresses specified for such Guarantors in this Guarantee.

      SECTION 8. No Waiver; Remedies. No failure on the part of the Guaranteed Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in any similar or other circumstances or constitute a waiver of the rights of the Guaranteed Parties to any other or further action in any circumstances without notice or demand. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 9. Right of Set-Off. In addition to and not in limitation of all rights of offset that the Guaranteed Parties may have under applicable law, the Guaranteed Parties shall, upon the occurrence of any Event of Default and whether or not the Guaranteed Parties have made any demand or the Guaranteed Obligations are matured, have the right to appropriate and apply to the payment of the Guaranteed Obligations, all indebtedness or property then or thereafter owing by the Guaranteed Parties to any Guarantor, whether or not related to this Guarantee or any transaction hereunder. The Guaranteed Parties shall promptly notify the relevant Guarantor of any offset hereunder.

       SECTION 10. Continuing Guarantee; Transfer of Obligations. This Guarantee is a continuing guaranty and shall
(i) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this Guarantee and the termination of the Agreements, (ii) be binding upon each Guarantor, its successors and assigns, and
(iii) inure to the benefit of and be enforceable by the Guaranteed Parties.

     SECTION 11. Governing Law. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

      SECTION 12. Subordination of Parent's Obligations to the Guarantors. As an independent covenant, each Guarantor hereby expressly covenants and agrees for the benefit of the Guaranteed Parties that all obligations and liabilities of Parent to such Guarantor of whatever description, including, without limitation, all intercompany receivables of such Guarantor from Parent ("Junior Claims") shall be subordinate and junior in right of payment to all obligations of Parent to the Guaranteed Parties under the terms of the Agreements and the other documents, instruments and agreements evidencing any Guaranteed Obligations ("Senior Claims").

     If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured, waived, or shall have ceased to exist, no direct or indirect payment (in cash, property, securities by setoff or otherwise) shall be made by Parent to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims.

     In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities by setoff or otherwise) shall be made to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims. For the purposes of the previous sentence, "Proceeding" means Parent or any Guarantor shall commence a voluntary case concerning itself under the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code"), or any other applicable bankruptcy laws; or any involuntary case is commenced against Parent or any Guarantor; or a custodian (as defined in the Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of Parent or any Guarantor, or Parent or any Guarantor commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtor, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Parent or any Guarantor, or any such proceeding is commenced against Parent or any Guarantor, or Parent or any Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Parent or any Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property; or Parent or any Guarantor makes a general assignment for the benefit of creditors; or Parent or any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Parent or any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or Parent or any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action shall be taken by Parent or any Guarantor for the purpose of effecting any of the foregoing.

       In the event any direct or indirect payment or distribution is made to a Guarantor in contravention of this
Section 12, such payment or distribution shall be deemed received in trust for the benefit of the Guaranteed Parties and shall be immediately paid over to the Guaranteed Parties for application against the Guaranteed Obligations in accordance with the terms of the Agreements.

     Each Guarantor agrees to execute such additional documents as the Guaranteed Parties may reasonably request to evidence the subordination provided for in this Section 12.

      SECTION 13. Savings Clause.  (a) It is the intent of each
Guarantor and the Guaranteed Parties that each Guarantor's maximum obligations hereunder shall be, but not in excess of:

          (i) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code on or within one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or
     (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

          (ii) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

          (iii)      in  a case or proceeding commenced  by  or
     against such Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

(The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

          (b) To the end set forth in Section 13(a), but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance under the Avoidance Provisions if (i) such Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, and
     (ii) if the Guaranteed Obligations would render the Guarantor insolvent, or leave the Guarantor with an unreasonably small capital to conduct its business, or cause the Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to contribution as among Guarantors, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties), as so reduced, to be subject to avoidance under the Avoidance Provisions. This
     Section 13(b) is intended solely to preserve the rights of the Guaranteed Parties hereunder to the maximum extent that would not cause the Guaranteed Obligations of any Guarantor to be subject to avoidance under the Avoidance Provisions, and neither such Guarantor nor any other Person shall have any right or claim under this Section 13 as against the Guaranteed Parties that would not otherwise be available to such Person under the Avoidance Provisions.

      SECTION 14. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of Parent's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

      SECTION  15.  Survival  of  Agreement.   All  agreements,
representations and warranties made herein shall survive the execution and delivery of this Guarantee.

       SECTION 16. Counterparts. This Guarantee and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

      SECTION 17. Additional Guarantors. Upon execution and delivery by any Subsidiary of Parent of an instrument in the form of this Guarantee, such Subsidiary of Parent shall become a Guarantor hereunder with the same force and effect as if originally named a Guarantor herein (each an "Additional Guarantor"). The execution and delivery of any such instrument shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Guarantor as a party to this Guarantee.

     SECTION 18. Successors and Assigns. This Guarantee shall be binding upon the respective successors and assigns of the Guarantors. This Guarantee shall inure to the benefit of the respective successors and assigns of the Guaranteed Parties, including any subsequent holder of any Notes. No Guarantor may assign its obligations hereunder to any other Person.

                  [Signatures on Next Page]
      IN WITNESS WHEREOF, each Guarantor and Parent caused this
Guarantee to be duly executed and delivered by their respective duly authorized officers as of the date first above written.


                           [GUARANTOR]


                           By:
                                 Name:
                                 Title:

                           Address for Notices:

                           c/o Ryan's Family Steak Houses, Inc.
                           405 Lancaster Avenue
                           Greer, South Carolina 29650
                           Attention:  Vice President, Finance/
                                     Chief Financial Officer
SECTION 12 OF THE
FOREGOING GUARANTEE
ACKNOWLEDGED AND
AGREED TO:

RYAN'S FAMILY STEAK HOUSES, INC.


By:
     Name:
     Title:

           EXHIBIT 4.11(b) TO NOTE PURCHASE AGREEMENT

                [Form of Contribution Agreement]


                     CONTRIBUTION AGREEMENT

          THIS CONTRIBUTION AGREEMENT, dated as of January 28, 2000 (as amended, supplemented, restated or otherwise modified from time to time, this "Contribution Agreement"), by and among RYAN'S FAMILY STEAK HOUSES, INC. (together with its successors and permitted assigns, "Parent"), a corporation organized and existing under the laws of the State of South Carolina, and each of the undersigned signatories hereto as Guarantors (each of the undersigned (other than Parent), together with their respective successors and assigns, individually a "Guarantor" and collectively the "Guarantors") for the purpose of establishing rights and obligations of contribution among the Guarantors in connection with the Guarantee Agreement (as such term is defined below).

                         R E C I T A L S

     WHEREAS, Parent has entered into those certain identical (except for the names of the purchasers) Note Purchase Agreements dated as of January 28, 2000 (collectively, as amended, supplemented, restated or otherwise modified from time to time, the "Agreements," and individually, an "Agreement") (together the "Agreements" and separately each an "Agreement") with the investors party thereto (collectively, together with their respective successors and assigns, individually a "Guaranteed Party" and collectively the "Guaranteed Parties"), pursuant to which Parent has issued to the Guaranteed Parties its 9.02%
Senior Notes due January 28, 2008 (collectively, as amended, supplemented, restated or otherwise modified from time to time, the "Notes," such term to include any such notes issued in substitution therefor pursuant to Section 13 of the Agreements), in the aggregate principal amount of $75,000,000;

     WHEREAS, the obligation of Guaranteed Parties to purchase the Notes under the Agreements is conditioned on, among other things, the provision of a Contribution Agreement in the form hereof;

     WHEREAS, the Guarantors have entered into the Subsidiary Guarantee Agreement dated as of even date herewith (the
"Guarantee Agreement"), pursuant to which such Guarantors have agreed to guarantee all the obligations of Parent pursuant to the Agreements and all other Guaranteed Obligations; and

     WHEREAS, as a result of transactions contemplated by the Agreements, Guarantors will benefit from the Guaranteed Obligations and in consideration thereof desire to enter into this Contribution Agreement to provide a fair and equitable arrangement to make contributions in the event payments are made under the Guarantee Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent and each Guarantor hereby agree as follows:

     SECTION 1. Contribution and Subrogation. Each Guarantor agrees (subject to Section 2) that in the event a payment shall be made by any Guarantor under the Guarantee Agreement or assets of any Guarantor shall be sold to satisfy a claim of any Guaranteed Party, and such Guarantor (the "Claiming Guarantor") shall not have been indemnified by Parent, each other Guarantor (a "Contributing Guarantor") shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, multiplied by a fraction, the numerator of which shall be the net worths of the Contributing Guarantor on the date hereof, and the denominator of which shall be the sum of the net worth of all the Guarantors on the date hereof. Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 1 shall be subrogated to the rights of such Claiming Guarantor under this Section 1 to the extent of such payment.

     SECTION 2. Subordination. Notwithstanding any provision of this Agreement to the contrary, (i) all rights of the Guarantors under Section 1 and all other rights of indemnity or contribution under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations, and (ii) no such rights shall be exercised until all of the Guaranteed Obligations shall have been irrevocably paid in full in cash and the Agreements shall have been irrevocably terminated. If any amount shall be paid to any Guarantor on account of such indemnity or contribution rights at any time when all of the Guaranteed Obligations shall not have been paid in full in cash, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Guaranteed Parties to be credited and applied upon the Guaranteed Obligations in accordance with the terms of the Agreements. No failure on the part of any Guarantor to make the payments required by Section 1 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to the Guarantee Agreement, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor under the Guarantee Agreement.

     SECTION 3. Allocation. If at any time there exists more than one Claiming Guarantor with respect to the Guarantee Agreement, then payment from other Guarantors pursuant to this Contribution Agreement shall be allocated among such Claiming Guarantors in proportion to the total amount of money paid for or on account of the Guaranteed Obligations by each such Claiming Guarantor pursuant to the Guarantee Agreement.

     SECTION  4.      Preservation of Rights.  This  Contribution
Agreement shall not limit or affect any right which any Guarantor may have against any other Person that is not a party hereto.

     SECTION 5. Subsidiary Payment. The amount of contribution payable under this Contribution Agreement by any Guarantor with respect to the Guarantee Agreement shall be reduced by the amount of any contribution paid hereunder by a Subsidiary of such Guarantor with respect to the Guarantee Agreement.

     SECTION 6. Asset Sale. If all of the stock of any Guarantor shall be sold or otherwise disposed of (including by merger or consolidation) in an asset sale not prohibited by the Agreements or otherwise consented to by the Guaranteed Parties under the Agreements, the agreements of such Guarantor hereunder shall automatically be discharged and released without any further action by such Guarantor and shall be assumed in full by the corporation which prior to such asset sale or consent owned the stock of such Guarantor, effective as of the time of such asset sale or consent. Parent shall cause any such corporation which is not a Guarantor to become a party to this Contribution Agreement and the Guarantee Agreement unless otherwise agreed in writing by the Guaranteed Parties.

     SECTION 7. Equitable Allocation. If as a result of any reorganization, recapitalization or other corporate change in Parent or any of its Subsidiaries, or as a result of any amendment,  waiver  or modification of the terms  and  conditions governing the Guarantee Agreement or any of the Guaranteed Obligations, or for any other reason, the contributions under this Contribution Agreement become inequitable, the parties hereto shall promptly modify and amend this Contribution
Agreement to provide for an equitable allocation of contributions. All such modifications and amendments shall be in writing and signed by all parties hereto.

     SECTION 8. Asset of Party to Which Contribution and Indemnification Are Owing. The parties hereto acknowledge that the right to contribution and indemnification hereunder shall each constitute an asset in favor of the party to which such contribution or indemnification is owing.

     SECTION 9. Successors and Assigns; Amendments. This Contribution Agreement shall be binding upon each party hereto and its respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. None of any Guarantor's rights or any interest therein under this Contribution Agreement may be assigned or transferred without the written consent of the Guaranteed Parties. In the event of any such transfer or assignment of rights by any Guarantor, the rights and privileges herein conferred upon that Guarantor shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This Contribution Agreement shall not be amended without the prior written consent of the Guarantors and the Guaranteed Parties.

     SECTION 10. Termination. This Contribution Agreement, as it may be modified or amended from time to time, shall remain in effect, and shall not be terminated as to the Guarantee Agreement, until the Guarantee Agreement has been discharged or otherwise satisfied in accordance with its terms.

     SECTION  11.    CHOICE OF LAW.  THIS CONTRIBUTION  AGREEMENT
SHALL  BE  GOVERNED BY, AND SHALL BE CONSTRUED  AND  ENFORCED  IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD
TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 12. Counterparts. This Contribution Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     SECTION 13. Additional Guarantors. Upon execution and delivery, after the date hereof, by a Subsidiary of Parent of an instrument in the form of this Contribution Agreement, such Subsidiary of Parent shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Contribution Agreement.

     SECTION 14. Severability. In case any provision in or obligation under this Contribution Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing
(including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered, if to any Guarantor, addressed to it at the address set forth for such party in the Guarantee Agreement, and if to any other party, at the address set forth for such party in the Agreements. All such notices and other communications shall be given and deemed to have been received as provided by the terms of the Agreements.

     SECTION 16. Defined Terms. All capitalized terms used herein and not defined herein shall have their respective defined meanings as set forth or used in the Guarantee Agreement.


                    [Signatures on Next Page]
     IN WITNESS WHEREOF, Parent and the Guarantors have duly executed this Contribution Agreement as of the day and year first above written.


                           RYAN'S FAMILY STEAK HOUSES, INC.


                           By:
                                 Title:

                           THE GUARANTORS:

                           [GUARANTOR]


                           By:
                                 Title:

                           Address for Notices:

                           c/o Ryan's Family Steak Houses, Inc.
                           405 Lancaster Avenue
                           Greer, South Carolina 29650
                           Attn:  Vice President, Finance/Chief
Financial Officer


                                                     EXHIBIT 4.12


                [FORM OF INTERCREDITOR AGREEMENT]



                                                     EXHIBIT 4.13


                   [FORM OF PLEDGE AGREEMENT]



                                                      EXHIBIT 9.7


                   [FORM OF JOINDER AGREEMENT]


     THIS JOINDER AGREEMENT (this "Agreement"), dated as of ___________, is entered into between _________________, a
________________ (the "New Subsidiary") and BANK OF AMERICA, N.A., in its capacity as Collateral Agent (the "Collateral Agent") under that certain Pledge Agreement dated as of January 28, 2000 (as amended, modified, extended, renewed or restated from time to time, the "Pledge Agreement") among RYAN'S FAMILY STEAK HOUSES, INC., a South Carolina Corporation (the "Company"), the Domestic Subsidiaries of the Company (individually, a "Pledgor" and together with the Company, the "Pledgors") and the Collateral Agent. All capitalized terms used herein, unless otherwise defined, shall have the meanings set forth in the Pledge Agreement.

     The New Subsidiary and the Collateral Agent, for the benefit of the Purchasers, hereby agree as follows:

     1. The New Subsidiary hereby (a) acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed a party to the Pledge Agreement as a Pledgor, (b) acknowledges and agrees that its obligations under the Note Purchase Agreement are secured in accordance with the terms of the Pledge Agreement and the other Collateral Documents and that the Purchasers may exercise their remedies thereunder in accordance with the terms thereof and (c) pledges and grants to the Collateral Agent, for the benefit of the Purchasers, a security interest in the Pledged Capital Stock (as defined in the Pledge Agreement) identified on Schedule A attached hereto and all of the Pledged Collateral (as defined in the Pledge Agreement). The New Subsidiary hereby represents and warrants to the Administrative Agent and the Purchasers that (a) set forth on Schedule B attached hereto are the chief executive offices and principal place of business of the New Subsidiary, (b) set forth on Schedule C attached hereto is a complete and accurate list of all Subsidiaries of the New Subsidiary and (d) set forth on Schedule D attached hereto are any tradenames of the New Subsidiary. Each of Schedule 4.9 and Schedule 5.4 of the Note Purchase Agreement and Schedule 2(a) of the Pledge Agreement are hereby deemed amended to include the information on Schedule A through Schedule D attached hereto, as applicable.

     2. If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as reasonably requested by the Collateral Agent in accordance with Section 9.7 of the Note Purchase Agreement.

     3. The address of the New Subsidiary for purposes of Section 18 of the Note Purchase Agreement is as follows:

                  ____________________________
                  ____________________________
                  ____________________________
                  ____________________________


     4. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

     5. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF SOUTH CAROLINA.

          IN WITNESS WHEREOF, the New Subsidiary has caused this
Agreement to be duly executed by its authorized officer, as of the day and year first above written.

                                   [NEW SUBSIDIARY]


                                   By:___________________________
_____
                                   Name:_________________________
____
                                   Title:________________________
______

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Collateral Agent


By:________________________________
Name:_____________________________
Title:______________________________
                           SCHEDULE A



                      PLEDGED CAPITAL STOCK


                           SCHEDULE B



                       LOCATION OF OFFICES


                           SCHEDULE C



                          SUBSIDIARIES



                           SCHEDULE D



                           TRADENAMES